                                                                    EXHIBIT 99.5



                           NATIONSBANC MONTGOMERY SECURITIES





                            PROJECT PRIVATE EYE DISCUSSION






                                   NOVEMBER 25, 1998

                         NATIONSBANC MONTGOMERY SECURITIES LLC

               TABLE OF CONTENTS


               I.     Strategic Rationale

               II.    Probable Valuation and Approaches

               III.   Financing and Ratings Impact Discussion

               IV.    Interloper Discussion

               V.     Appendix

                      A.     Shareholder Analysis

                      B.     Capital Markets Discussion

                               STRATEGIC RATIONALE

STRATEGIC RATIONALE


BENEFITS FOR IRVINE APARTMENT COMMUNITIES SHAREHOLDERS




- Since February 1998, institutional REIT investors have been faced with net funds outflows in REIT sector mutual funds and need liquidity.

         * Given limited REIT trading volume, selling shares to meet cash requirements negatively impacts share price and therefore fund performance.

         * Given 1998 poor fund performance, a premium to current share price will be well received.

- Lack of access to public capital markets will make it difficult for IAC to continue to achieve its development and growth goals.

-        There is an overabundance of REIT investment choices for investors.
         Mergers, management buyouts, etc. are actively being discussed and viewed favorably by investors.

-        Investors are concerned about IAC management turnover.

- The real estate market is softening. Public buyers of real estate have left the market. Cap rates are rising.

STRATEGIC RATIONALE


BENEFITS FOR IRVINE APARTMENT COMMUNITIES SHAREHOLDERS




- Public equity and public debt have become increasingly more expensive and inaccessible

         * FFO multiples have decreased by roughly 15%-25% over the past year.

         * After market performance of REIT equity offerings in 1998 has been down over 20%.

         * The cost of debt/equity is increasing as evidenced by the pricing on IAC's most recent perpetual preferred offering.

BENEFITS FOR THE IRVINE COMPANY


- Regain 100% control of IAC and receive the entire benefit of projected earnings and cash flow growth.

- Run IAC more compatibly with TIC's overall growth and capitalization objectives.

-        Access less expensive and more available sources of capital.

- Run the apartment portfolio with significantly less (and possibly without) public scrutiny.

- Reduced overhead from elimination of public market reporting requirements.

-        Buy at a time when REIT's in general are out of favor.

-        Pay cash at a time when REIT mutual funds have share redemptions.

-        Retain Proposition 13 assessments of IAC properties.

-        Buy back 100% of the right to develop apartments at the Irvine Ranch.

-        Obtain 100% of the right to manage IAC properties.

                        PROBABLE VALUATION AND APPROACHES

PROBABLE VALUATION AND APPROACHES

OVERVIEW



The independent committee of the Board of Directors, management and financial advisors of IAC will review several alternatives as a means of determining a value for IAC.


-        These will include:

         *        Public market valuations

         *        Private market valuations

         *        Market test: limited or broad marketing/auction

                  -        Other public entities

                  -        Institutional investors

                  -        International investors

PROBABLE VALUATION AND APPROACHES


PUBLIC MARKETS APPROACHES TO VALUE



-        IAC Stock Price

         *        Today's price

         *        30, 60, 90-day average prices

         *        52-week high

         *        All-time high

         *        Trading volume at various prices

         *        Historical IAC FFO multiples

-        Comparable Company Analysis

         * Trading parameters, FFO, price per apartment unit for comparable apartment companies

PROBABLE VALUATION AND APPROACHES

PUBLIC MARKETS APPROACHES TO VALUE



-        Selected M&A Comparable Transaction Analysis

         *        Premiums paid in selected REIT mergers and acquisitions

         *        FFO multiples paid

         *        EBITDA multiples paid

         *        Premiums paid in non-REIT comparable mergers and acquisitions

         *        Valuations will include control premiums



-        Research Analyst Share Price Models

*        Price Targets

*        NAV Analysis

PROBABLE VALUATION AND APPROACHES


PRIVATE MARKET APPROACHES TO VALUE




-        Net Asset Value

         *        More aggressive net asset value calculations

         *        Recent local comparable apartment sales


-        Discounted Cash Flow Analysis

         *        Existing portfolio plus development pipeline valuation

         *        Aggressive growth estimates

         *        Institutional investor discount rates


-        Exclusive Land Rights Valuations

         *        Emotional and financial valuations

         *        Recent local comparable land sales

                        PROBABLE VALUATION AND APPROACHES

           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]

                            VALUATION SUMMARY MATRIX




Stock Trading History               $25.95             --         $33.50


Public Comparables                  $23.68             --         $25.43


M&A Comparables                     $19.96             --         $30.37


Research Analyst Valuations         $26.57             --         $32.00


Net Asset Value                     $30.76             --         $32.50


Discounted Cash Flow                $29.94             --         $33.46

PROBABLE VALUATION AND APPROACHES


IAC STOCK PRICE


      Current stock price                                       $   27.13

      Average stock price over the last:
        30 days                                                 $   26.81
        60 days                                                 $   26.21
        90 days                                                 $   25.95

      52-week high                                              $   32.44

      All-time high                                             $   33.50

      Offering prices for:
        IPO:
        11.8 million shares                      12/1/93        $   17.50

        Follow-ons:
        4.5 million shares                       8/3/95         $   17.25

        1.15 million shares                      2/14/97        $   27.50

PROBABLE VALUATION AND APPROACHES

SHARES TRADED AT VARIOUS PRICES SINCE IPO



           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]




                         Volume Traded at Various Prices


          Price Range                      Shares Traded              %
         -------------                     -------------            -----
         $14.00-$16.00                       2,357,900               3.8%
         $16.00-$18.00                      17,227,100              27.5%
         $18.00-$20.00                       8,578,400              13.7%
         $20.00-$22.00                       6,827,700              10.9%
         $22.00-$24.00                       1,948,900               3.1%
         $24.00-$26.00                       3,295,200               5.3%
         $26.00-$28.00                       7,848,300              12.5%
         $28.00-$30.00                       7,481,800              11.9%
         $30.00-$32.00                       6,182,500               9.9%
         $32.00-$34.00                         930,400               1.5%
                                            ----------

Total Volume Traded                         62,678,200             100.0%



                            Cumulative Volume Traded



          Price                      Shares Traded                %
         -------                     -------------              -----
         <$16.00                        2,357,900                3.8%
         <$18.00                       19,585,000               31.2%
         <$20.00                       28,163,400               44.9%
         <$22.00                       34,991,100               55.8%
         <$24.00                       36,940,000               58.9%
         <$26.00                       40,235,200               64.2%
         <$28.00                       48,083,500               76.7%
         <$30.00                       55,565,300               88.7%
         <$32.00                       61,747,800               98.5%
         <$34.00                       62,678,200              100.0%




---------------------------------------------------------------------------
Source: Stock price and volume traded figures from FactSet Research Systems

PROBABLE VALUATION AND APPROACHES


SHARES TRADED AT VARIOUS PRICES LTM


           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]



                         Volume Traded at Various Prices



          Price Range           Shares Traded              %
         -------------          -------------            -----
         $23.00-$25.00              786,000               5.9%
         $25.00-$27.00            3,611,000              27.3%
         $27.00-$29.00            1,828,500              13.8%
         $29.00-$31.00            4,075,800              30.8%
         $31.00-$33.00            2,944,100              22.2%
                                  ---------              ----

Total Volume Traded              13,245,400             100.0%



                            Cumulative Volume Traded


          Price                 Shares Traded               %
         -------                -------------             -----
         <$25.00                    786,000                5.9%
         <$27.00                  4,397,000               33.2%
         <$29.00                  6,225,500               47.0%
         <$31.00                 10,301,300               77.8%
         <$33.00                 13,245,400              100.0%



---------------------------------------------------------------------------
Source: Stock price and volume traded figures from FactSet Research Systems

PROBABLE VALUATION AND APPROACHES

IAC STOCK PRICE: ANALYSIS AT VARIOUS PRICES




                                                Current                    Unrealistic                        Realistic
                                               ----------    --------------------------------------    ------------------------
IAC Stock Price                                $    27.13    $    28.00    $    29.00    $    30.00    $    31.00    $    32.00

Premium Over Current                                 0.0%          3.2%          6.9%         10.6%         14.3%         18.0%
Premium Over 52 wk High of $32.44                  (16.4%)       (13.7%)       (10.6%)        (7.5%)        (4.4%)        (1.3%)
Percentage of Shares Traded Below (1)                             41.1%         47.0%         61.0%         77.8%         97.2%
Shares Outstanding (2)                              17.1          17.1          17.1          17.1          17.1          17.1

                                               ----------    ----------    ----------    ----------    ----------    ----------
Equity Consideration for Remaining             $   463.3     $   478.2     $   495.3     $   512.4     $   529.5     $   546.6
                                               ----------    ----------    ----------    ----------    ----------    ----------

Net Debt Attributed to Transaction (3)         $   373.3     $   373.3     $   373.3     $   373.3     $   373.3     $   373.3

                                               ----------    ----------    ----------    ----------    ----------    ----------
Implied Aggregate Value of Remaining Stake     $   836.6     $   851.6     $   868.6     $   885.7     $   902.8     $   919.9
                                               ----------    ----------    ----------    ----------    ----------    ----------

Price/ FFO: (4)
 1998E                            $2.25             12.1x         12.4x         12.9x         13.3x         13.8x         14.2x
 1999E                            $2.56             10.6x         10.9x         11.3x         11.7x         12.1x         12.5x



                                                             Aggressive
                                                ------------------------------------
IAC Stock Price                                 $    33.00   $    34.00   $    35.00

Premium Over Current                                 21.7%        25.3%        29.0%
Premium Over 52 wk High of $32.44                     1.7%         4.8%         7.9%
Percentage of Shares Traded Below (1)               100.0%       100.0%       100.0%
Shares Outstanding (2)                               17.1         17.1         17.1

                                                ----------   ----------   ----------
Equity Consideration for Remaining              $   563.6    $   580.7    $   597.8
                                                ----------   ----------   ----------

Net Debt Attributed to Transaction (3)          $   373.3    $   373.3    $   373.3

                                                ----------   ----------   ----------
Implied Aggregate Value of Remaining Stake      $   937.0    $   954.0    $   971.1
                                                ----------   ----------   ----------

Price/ FFO: (4)
 1998E                            $2.25              14.7x        15.1x        15.6x
 1999E                            $2.56              12.9x        13.3x        13.7x


(1)      Based on last twelve months' trading. Source: FactSet.

(2)      Includes only shares not currently owned by Donald Bren or affiliates.

(3) Includes recent $50MM preferred stock offering and $100MM unsecured debt as of 11/23/98. Only includes percentage of net debt not currently assumed by Donald Bren.

(4)      Estimates from First Call.

                        PROBABLE VALUATION AND APPROACHES

                        HISTORICAL PRICE/FFO ANALYSIS



Historical Price/FFO Analysis


Min               9.1x
Max              15.2x
Median           12.2x
Mean             12.1x



           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]



                                       RANGE OF
  DATE RANGE                           FFO/SHARE                            MEDIAN
-----------------                     -----------                           -----
01/02/96-01/31/96                     10.3x-11.0x                           12.5x
02/01/96-02/29/96                     10.9x-11.5x                           12.5x
03/01/96-03/29/96                     10.5x-11.3x                           12.5x
04/01/96-04/30/96                     10.1x-10.6x                           12.5x
05/01/96-05/30/96                     10.4x-10.7x                           12.5x
06/03/96-06/28/96                     10.6x-10.9x                           12.5x
07/01/96-07/31/96                     10.3x-10.7x                           12.5x
08/01/96-08/30/96                     10.8x-11.6x                           12.5x
09/03/96-09/30/96                     11.2x-11.8x                           12.5x
10/01/96-10/31/96                     11.1x-11.6x                           12.5x
11/01/96-11/29/96                     11.5x-12.5x                           12.5x
12/02/96-12/31/96                     12.1x-12.5x                           12.5x
01/02/97-01/31/97                     12.1x-13.5x                           12.5x
02/03/97-02/28/97                     13.0x-13.5x                           12.5x
03/03/97-03/31/97                     13.5x-14.3x                           12.5x
04/01/97-04/30/97                     12.6x-13.6x                           12.5x

                                       RANGE OF
  DATE RANGE                           FFO/SHARE                            MEDIAN
-----------------                     -----------                           -----
 05/1/97-05/30/97                     12.1x-13.4x                           12.5x
06/02/97-06/30/97                     13.2x-14.2x                           12.5x
07/01/97-07/31/97                     13.2x-13.7x                           12.5x
08/01/97-08/29/97                     12.8x-13.6x                           12.5x
09/02/97-09/30/97                     12.9x-15.2x                           12.5x
10/01/97-10/31/97                     13.1x-14.8x                           12.5x
11/03/97-11/28/97                     13.5x-14.0x                           12.5x
12/01/97-12/31/97                     13.6x-14.1x                           12.5x
01/02/98-01/30/98                     13.2x-13.5x                           12.5x
02/02/98-02/27/98                     12.7x-13.4x                           12.5x
03/02/98-03/31/98                     12.7x-13.2x                           12.5x
04/01/98-04/30/98                     12.3x-12.9x                           12.5x
05/01/98-05/29/98                     11.9x-12.3x                           12.5x
06/01/98-06/30/98                     11.5x-12.1x                           12.5x
07/01/98-07/31/98                     11.2x-11.8x                           12.5x
08/03/98-08/31/98                     10.1x-11.2x                           12.5x
09/01/98-09/30/98                      9.3x-10.7x                           12.5x
10/01/98-10/30/98                      9.1x-10.3x                           12.5x
11/02/98-11/20/98                     10.2x-10/8x                           12.5x



1999E FFO/SHARE                              $ 2.56
Range of historical price/FFO multiples:       9.1x         --      15.2x
Mean - Median                                 12.1x         --      12.2x
IMPLIED PRICE/SHARE                          $23.38         --     $38.34
MEAN - MEDIAN                                $30.97         --     $31.20

Methodology: FFO/share estimate equals four quarters after current quarter share price. Valuation price range is calculated by multiplying 1999E FFO per share by the range of historical forward multiples.
(1) Source: First Call.

                                                                              19
               PROBABLE VALUATION AND APPROACHES

               TRADING COMPARABLES




                                                             12-Month Range
                                          Stock Price   ---------------------   % Above   % Below    Indicated    Current
         Company                  Ticker   11/23/98        Low        High        Low       High     Annual Div.   Yield
-----------------------------     ------  -----------   ---------   ---------   -------   --------   -----------  -------
AVALON BAY COMMUNITIES, INC.       AVB     $   33.38    $   30.50   $   40.50      9.4%    (21.3%)   $    2.04     6.1%
Apartment Investment and Mgmt.     AIV         34.94        30.00       41.00     16.5%    (17.4%)        2.25     6.4%
BRE PROPERTIES                     BRE         23.88        21.50       30.00     11.0%    (25.7%)        1.44     6.0%
EQUITY RESIDENTIAL PPTS TRUST      EQR         42.75        34.69       52.56     23.2%    (23.0%)        2.68     6.3%
POST PROPERTIES, INC.              PPS         38.69        35.81       42.00      8.0%     (8.6%)        2.60     6.7%
ARCHSTONE COMMUNITIES              ASN         20.50        17.88       25.13     14.7%    (22.6%)        1.42     6.9%
Charles E. Smith Residential       SRW         29.13        28.31       35.75      2.9%    (22.7%)        2.14     7.3%
UNITED DOMINION REALTY TRUST       UDR         10.56        10.44       14.94      1.2%    (41.4%)        1.05     9.9%

-------------------------------------------------------------------------------------------------------------------------
               MEAN                                                               10.9%    (22.8%)                 7.0%
              MEDIAN                                                              10.2%    (22.7%)                 6.6%
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Irvine Apartment Communities       IAC     $   27.13    $   23.00   $   32.44     17.9%    (19.6%)   $    1.54     5.7%
-------------------------------------------------------------------------------------------------------------------------



                                          Est. CY FFO/Share
                                  ---------------------------------    Implied FFO  1998 Payout
         Company                    1997A       1998E        1999E     Est. CAGR (2)   Ratio
-----------------------------     ---------   ---------    --------    -------------   -----
AVALON BAY COMMUNITIES, INC.      $    2.45   $    2.88    $   3.29        15.9%       70.8%
Apartment Investment and Mgmt.         2.78        3.42        3.95        19.2%       65.8%
BRE PROPERTIES                         1.84        2.11        2.34        12.8%       68.2%
EQUITY RESIDENTIAL PPTS TRUST          3.69        4.05        4.44         9.7%       66.2%
POST PROPERTIES, INC.                  3.03        3.37        3.66         9.9%       77.2%
ARCHSTONE COMMUNITIES                  1.61        1.80        2.03        12.3%       78.9%
Charles E. Smith Residential           2.65        2.91        3.16         9.2%       73.5%
UNITED DOMINION REALTY TRUST           1.36        1.38        1.46         3.6%       76.1%

--------------------------------------------------------------------------------------------
               MEAN                                                        11.6%       72.1%
              MEDIAN                                                       11.1%       72.2%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Irvine Apartment Communities      $    2.01   $    2.25    $   2.56        12.9%       68.4%
--------------------------------------------------------------------------------------------


                                                                Price/FFO
                                                  -------------------------------------       Shares      Market Cap.   Net LTD
         Company                      Ticker        1997A         1998E         1999E       O/S(mm)(3)     ($ mm)        ($ mm)
----------------------------          ------      ---------      --------      --------     ----------   ------------  ---------
AVALON BAY COMMUNITIES, INC.            AVB          13.6 X        11.6 X        10.1 X         69.1     $ 2,305.2     $ 1,524.5
Apartment Investment and Mgmt.          AIV          12.6          10.2           8.8           52.4       1,829.6       1,623.0
BRE PROPERTIES                          BRE          13.0          11.3          10.2           50.0       1,193.2         699.6
EQUITY RESIDENTIAL PPTS TRUST           EQR          11.6          10.6           9.6          133.5       5,708.2       4,830.2
POST PROPERTIES, INC.                   PPS          12.8          11.5          10.6           44.4       1,717.9         773.1
ARCHSTONE COMMUNITIES                   ASN          12.7          11.4          10.1          104.6       2,144.7       2,328.9
Charles E. Smith Residential            SRW          11.0          10.0           9.2           34.0         989.3         890.7
UNITED DOMINION REALTY TRUST            UDR           7.8           7.7           7.2          103.8       1,096.8       1,775.4
----------------------------------------------------------------------------------------------------------------------------------
               MEAN                                  11.9 x        10.5 x         9.5 x
              MEDIAN                                 12.7 x        10.9 x         9.9 x
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Irvine Apartment Communities            IAC        13.5 x        12.1 x        10.6 x           45.2     $ 1,224.9     $   987.0
----------------------------------------------------------------------------------------------------------------------------------




                                        Firm             Debt/         Moody           S&P        Total    Implied Value
         Company                        Value         Firm Value       Rating        Rating        Units     Per Unit
----------------------------          ---------       ----------       ------        ------       ------   -------------
AVALON BAY COMMUNITIES, INC.          $ 3,829.7          39.8%          BAA2           BBB        42,564     $  89,975
Apartment Investment and Mgmt.          3,452.6          47.0%            NR            NR        58,495        59,023
BRE PROPERTIES                          1,892.9          37.0%          BAA2           BBB        23,301        81,236
EQUITY RESIDENTIAL PPTS TRUST          10,538.3          45.8%            A3          BBB+       192,558        54,728
POST PROPERTIES, INC.                   2,491.0          31.0%          BAA1          BBB+        32,514        76,614
ARCHSTONE COMMUNITIES                   4,473.6          52.1%            NR            NR        93,170        48,015
Charles E. Smith Residential            1,880.0          47.4%            NR            NR        23,400        80,342
UNITED DOMINION REALTY TRUST            2,872.2          61.8%          BAA1          BBB+        73,000        39,345
------------------------------------------------------------------------------------------------------------------------
               MEAN                                      45.2%                                                  66,160
              MEDIAN                                     46.4%                                                  67,819
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Irvine Apartment Communities          $ 2,211.9          44.6%          Baa2          BBB-        18,758       117,915
------------------------------------------------------------------------------------------------------------------------



Implied Valuation based on Comparable Trading Multiples:


                                    Price/FFO
                         ---------------------------------------
                           1997A          1998E          1999E
                         ---------      ---------      ---------
Mean Multiples           $   23.87      $   23.68      $   24.30
Median Multiples         $   25.43      $   24.60      $   25.25


(1) FFO Estimates derived from First Call and NationsBanc Montgomery Securities research.

(2)   Est. CAGR derived from percentage change between 1997 and 1999 estimates.

(3)   Includes OP Units

Companies in BOLD are covered by Montgomery Securities research.

               PROBABLE VALUATION AND APPROACHES

               SELECTED COMPARABLE M&A TRANSACTIONS



                                                                                              Aggregate       Premium Paid to
   Date                                                                                         Value           Share Price
 Announced               Target Name                            Acquiror Name                  ($mil)          1 Day Before
----------       -----------------------------------    -------------------------------      -----------      ---------------
 11/17/98        Meridian Industrial Trust              ProLogis Trust                       $   1,472.6           12.7%

 09/10/98        American Apartment Communities         United Dominion Trust                      787.0             NA

 07/08/98        Merry Land & Investment Co Inc         Equity Residential Pptys Trust           2,228.7           12.0%

 04/02/98        Security Capital Atlantic Inc          Security Capital Pacific Trust           1,627.0           14.9%

 03/08/98        Avalon Properties Inc                  Bay Apartment Communities                1,967.7           (1.3%)

 12/22/97        ASR Investments Corp                   United Dominion Realty Trust Inc           281.6            3.2%

 12/17/97        Oasis Residential Inc                  Camden Property Trust                      947.9            9.4%

 12/16/97        Ambassador Apartments Inc              Apartment Investment & Mgmt Co             629.8            4.0%

 08/28/97        Evans Withycombe Residential           Equity Residential Pptys Trust             957.4           14.2%

 08/25/97        Arbor Property Trust                   Vornado Realty Trust                       234.2            3.2%

 08/04/97        Columbus Realty Trust                  Post Properties Inc                        590.9            4.2%

 02/20/97        NHP Inc                                Apartment Investment & Mgmt Co             284.0             NM

 01/17/97        Wellsford Residential Property Trust   Equity Residential Pptys Trust             996.0            7.9%


                                                        ----------------------------------------------------------------------
                                                        Average                                                     7.7%
                                                        Median                                                      7.9%
                                                        ----------------------------------------------------------------------
                                                        Private Eye Data                                      $   27.13
                                                        Implied Valuation - Average                           $   29.20
                                                        Implied Valuation - Median                            $   29.27


                 Premium Paid to
   Date            Share Price     Agg Value/     Equity Value/
 Announced       30 Days Before    LTM EBITDA       LTM FFO
----------       ---------------   ----------     -------------
 11/17/98             9.0%            13.1x           14.5x

 09/10/98              NA               NA              NA

 07/08/98            14.5%            15.1x           14.9x

 04/02/98            14.2%            15.2x           13.3x

 03/08/98            (4.4%)           17.9x           19.7x

 12/22/97             2.0%            15.7x           13.9x

 12/17/97            10.1%            12.9x           10.9x

 12/16/97             4.3%            13.0x           10.6x

 08/28/97            18.9%            13.6x           12.4x

 08/25/97             4.8%            11.3x           13.6x

 08/04/97             4.5%            17.5x           15.0x

 02/20/97              NM              8.1x             NM

 01/17/97            10.1%            13.7x           14.0x


               ------------------------------------------------
                      8.0%            13.9x           13.9x
                      9.0%            13.6x           13.9x
               ------------------------------------------------
                $   27.13           $138.4          $ 98.7
                $   29.29           $20.79          $30.37
                $   29.57           $19.96          $30.35





               PROBABLE VALUATION AND APPROACHES

               CONTROL PREMIUM SUMMARY


                                                                     Premium Over Stock Price
                                                                      Prior to Announcement
                                                            ----------------------------------------------
                                                            One Day           One Week           One Month
                                                            -------           --------           ---------
Median Premium - All Transactions                            17.8%              23.0%              28.2%
Implied Value based on 11/23/98 Price of $27.13            $31.96             $33.36             $34.77

Median Premium - Purchase Transactions Only                  18.8%              23.5%              30.7%
Implied Value based on 11/23/98 Price of $27.13            $32.21             $33.51             $35.46

Median Premium - Pooling Transactions Only                   17.2%              22.0%              24.1%
Implied Value based on 11/23/98 Price of $27.13            $31.78             $33.09             $33.66

         ----------------------------------------------------------------------------------------------
         Implied Valuation Range                           $31.78                 --             $35.46
         ----------------------------------------------------------------------------------------------

PROBABLE VALUATION AND APPROACHES

CONTROL PREMIUM ANALYSIS

                                                                                                ACQUISITION
                                                                                    ANN.           PRICE
TARGET                               ACQUIROR                                      DATE         PER SHARE
-------------------------------      --------------------------------------       --------      -----------
POOLING TRANSACTIONS:
Meridian Industrial Trust Inc        Prologis Trust                               11/17/98       $  25.00
CalMat Co                            Vulcan Materials Co                          11/16/98          31.00
Essex International                  Superior Telecom Inc                         10/22/98          32.00
Greyhound Lines Inc                  Laidlaw Inc                                  10/16/98           6.50
Triarc Cos Inc                       Investor Group                               10/12/98          18.00
Envirotest Systems Corp              Stone Rivet Inc                              08/13/98          17.25
Zeigler Coal Holding Co              AEI Resources Inc                            08/03/98          21.25
Sports Authority Inc                 Gart Sports Co                               07/02/98          20.00
XTRA Corp                            Investor Group                               06/19/98          65.00
McDonald & Co Investments Inc        KeyCorp, Cleveland, Ohio                     06/12/98          31.34
Triangle Pacific Corp                Armstrong World Industries Inc               06/12/98          55.50
Capstone Capital Corp                Healthcare Realty Trust Inc                  06/08/98          24.17
Orange & Rockland Utilities          Consolidated Edison Inc                      05/11/98          58.50
Nevada Power Co                      Sierra Pacific Resources Corp                04/30/98          23.92
Vitalink Pharmacy Services Inc       Genesis Health Ventures Inc                  04/27/98          22.50
Sumitomo Bank of California          Zions Bancorp, Utah                          03/26/98          38.25
American General Hospitality         CapStar Hotel Co                             03/16/98          42.18
Metromail Corp                       Great Universal Stores PLC                   03/12/98          34.50
White River Corp                     Fund AM Enterprises Hldgs                    03/10/98          90.00
John Alden Financial Corp            Fortis BV (Fortis AG, AMEV)                  03/09/98          22.50
Handy & Harman                       WHX Corp                                     01/23/98          35.25
Thermadyne Holdings Corp             DLJ Merchant Bkg Partners II                 01/21/98          34.50
Regal Cinemas Inc                    Investor Group                               01/20/98          31.00
CitFed Bancorp Inc, Dayton, OH       Fifth Third Bancorp,OH                       01/14/98          51.69
Bay State Gas Co                     NIPSCO Industries Inc                        12/18/97          40.00
Ambassador Apartments Inc            Apartment Investment & Mgmt Co               12/16/97          21.08
Piper Jaffray Cos                    US Bancorp, Minneapolis, MN                  12/15/97          37.25
Lukens Inc                           Bethlehem Steel Corp                         12/12/97          30.00
TriMas Corp                          MascoTech Inc                                12/11/97          34.50
White River Corp                     Harvard Private Capital Group                12/11/97          90.67
Telemundo Group Inc                  Investor Group                               11/19/97          44.13
Horizon Group Inc                    Prime Retail Inc                             11/13/97          12.90
ONBANCorp Inc, Syracuse, NY          First Empire State Corp, NY                  10/28/97          69.50
HomeSide Inc                         National Australia Bank Ltd                  10/27/97          27.83
International Dairy Queen Inc        Berkshire Hathaway Inc                       10/21/97          27.00
Santa Fe Pacific Pipeline            Kinder Morgan Energy Partners                10/20/97          54.21
Greenfield Industries Inc            Kennametal Inc                               10/10/97          38.00
Coast Savings Financial Inc, CA      HF Ahmanson & Co, Irwindale, CA              10/06/97          46.17
All American Communications          Pearson PLC                                  09/16/97          25.50
Great Financial Corp, Kentucky       Star Banc Corp, Cincinnati, OH               09/15/97          44.00
Western National Corp                American General Corp                        09/12/97          30.82
Fieldcrest Cannon Inc                Pillowtex Corp                               09/11/97          34.00
Hudson Foods Inc                     Tyson Foods Inc                              09/04/97          21.23

                                                   MARKET PRICE                                   MARKET PREMIUM
                                             PRIOR TO ANNOUNCEMENT                            PRIOR TO ANNOUNCEMENT
                                     --------------------------------------           ----------------------------------------
TARGET                                ONE DAY       ONE WEEK        30 DAYS           ONE DAY        ONE WEEK          30 DAYS
-------------------------------      --------       --------       --------           -------        --------          -------
POOLING TRANSACTIONS:
Meridian Industrial Trust Inc        $  22.19       $  21.75       $  22.94            12.7%           14.9%            9.0%
CalMat Co                               27.19          26.56          23.31            14.0%           16.7%           33.0%
Essex International                     23.19          15.50          18.88            38.0%          106.5%           69.5%
Greyhound Lines Inc                      4.75           3.63           4.56            36.8%           79.3%           42.5%
Triarc Cos Inc                          13.19          14.88          17.50            36.5%           21.0%            2.9%
Envirotest Systems Corp                 15.00          17.00          20.75            15.0%            1.5%          -16.9%
Zeigler Coal Holding Co                 16.00          16.25          17.63            32.8%           30.8%           20.6%
Sports Authority Inc                    15.13          14.00          14.75            32.2%           42.9%           35.6%
XTRA Corp                               46.06          50.19          55.50            41.1%           29.5%           17.1%
McDonald & Co Investments Inc           31.13          30.50          29.19             0.7%            2.8%            7.4%
Triangle Pacific Corp                   44.00          43.88          44.75            26.1%           26.5%           24.0%
Capstone Capital Corp                   23.00          23.13          23.94             5.1%            4.5%            1.0%
Orange & Rockland Utilities             42.25          41.63          43.31            38.5%           40.5%           35.1%
Nevada Power Co                         24.25          24.31          26.75            -1.4%           -1.6%          -10.6%
Vitalink Pharmacy Services Inc          19.81          20.06          21.13            13.6%           12.1%            6.5%
Sumitomo Bank of California             40.63          36.00          46.75            -5.8%            6.3%          -18.2%
American General Hospitality            26.94          26.63          27.75            56.6%           58.4%           52.0%
Metromail Corp                          26.00          26.88          26.50            32.7%           28.4%           30.2%
White River Corp                        80.50          80.50          78.00            11.8%           11.8%           15.4%
John Alden Financial Corp               22.63          22.50          21.75            -0.6%            0.0%            3.4%
Handy & Harman                          32.44          30.75          34.69             8.7%           14.6%            1.6%
Thermadyne Holdings Corp                28.88          28.50          29.13            19.5%           21.1%           18.5%
Regal Cinemas Inc                       27.13          28.00          23.00            14.3%           10.7%           34.8%
CitFed Bancorp Inc, Dayton, OH          37.75          39.25          39.38            36.9%           31.7%           31.3%
Bay State Gas Co                        31.63          30.31          28.88            26.5%           32.0%           38.5%
Ambassador Apartments Inc               20.19          20.00          20.00             4.4%            5.4%            5.4%
Piper Jaffray Cos                       29.75          30.00          24.19            25.2%           24.2%           54.0%
Lukens Inc                              15.63          15.44          17.69            92.0%           94.3%           69.6%
TriMas Corp                             30.63          31.38          29.00            12.7%           10.0%           19.0%
White River Corp                        78.00          72.75          74.00            16.2%           24.6%           22.5%
Telemundo Group Inc                     36.88          34.19          35.31            19.7%           29.1%           25.0%
Horizon Group Inc                       12.56          13.19          14.00             2.7%           -2.2%           -7.9%
ONBANCorp Inc, Syracuse, NY             58.88          61.56          57.25            18.0%           12.9%           21.4%
HomeSide Inc                            24.25          24.81          25.94            14.8%           12.2%            7.3%
International Dairy Queen Inc           24.13          24.75          24.69            11.9%            9.1%            9.4%
Santa Fe Pacific Pipeline               41.13          40.69          39.13            31.8%           33.2%           38.6%
Greenfield Industries Inc               31.75          30.00          26.38            19.7%           26.7%           44.1%
Coast Savings Financial Inc, CA         54.00          52.75          49.63           -14.5%          -12.5%           -7.0%
All American Communications             22.63          18.00          18.50            12.7%           41.7%           37.8%
Great Financial Corp, Kentucky          42.75          35.63          32.88             2.9%           23.5%           33.8%
Western National Corp                   28.13          28.69          26.94             9.6%            7.4%           14.4%
Fieldcrest Cannon Inc                   33.50          31.31          25.81             1.5%            8.6%           31.7%
Hudson Foods Inc                        17.19          16.13          16.50            23.5%           31.7%           28.7%

               PROBABLE VALUATION AND APPROACHES

               CONTROL PREMIUM ANALYSIS





                                                                                                Acquisition
                                                                                    Ann.           Price
Target                                   Acquiror                                   Date         Per Share
-------------------------------      --------------------------------------       --------      -----------

Evans Withycombe Residential         Equity Residential Pptys Trust                08/28/97        25.19
Savannah Foods & Industries          Imperial Holly Corp                           08/26/97        20.25
Monterey Resources Inc               Texaco Inc                                    08/18/97        21.00
Envirodyne Industries Inc            Heico Holding Inc                             08/11/97         8.50
Columbus Realty Trust                Post Properties Inc                           08/04/97        24.56
Freeport-McMoRan Inc                 IMC Global Inc                                07/28/97        30.38
Regency Health Services Inc          Sun Healthcare Group Inc                      07/28/97        22.00
Kinetic Concepts Inc                 Investor Group                                07/10/97        19.25
RoTech Medical Corp                  Integrated Health Services Inc                07/07/97        22.61
Wyle Electronics                     Raab Karcher AG(VEBA AG)                      07/03/97        50.00
Integon Corp                         General Motors Acceptance(GM)                 06/23/97        26.00
Multicare Cos Inc                    Genesis Eldercare                             06/16/97        28.00
Giddings & Lewis Inc                 Thyssen AG                                    06/12/97        21.00
Jefferson Bankshares Inc,VA          Wachovia Corp,Winston-Salem,NC                06/10/97        38.83
Prime Service Inc                    Atlas Copco North America Inc                 06/09/97        32.00
Fibreboard Corp                      Owens Corning                                 05/28/97        55.00
Palmer Wireless Inc                  Price Communications Corp                     05/23/97        17.50
Living Centers of America Inc        Apollo Management LP                          05/08/97        40.50
Transitional Hospitals Corp          Vencor Inc                                    05/07/97        16.00
Goulds Pumps Inc                     ITT Industries Inc                            04/21/97        37.00
National Education Corp              Harcourt General Inc                          04/21/97        21.00
Total Petroleum(North Amer)Ltd       Ultramar Diamond Shamrock Corp                04/15/97         9.94
APL Ltd                              Neptune Orient Lines Ltd                      04/14/97        33.50
Wyndham Hotel Corp                   Patriot Amer Hosp/Wyndham Intl                04/14/97        30.53
Stant Corp                           Tomkins PLC                                   04/09/97        21.50
Mesa Inc                             Parker & Parsley Petroleum Co                 04/07/97         4.26
Foodbrands America Inc               IBP Inc (Occidental Petroleum)                03/25/97        23.40
Falcon Building Products Inc         InvestCorp                                    03/20/97        17.75
Heritage Media Corp                  News Corp Ltd                                 03/17/97        20.50
Greenwich Air Services Inc           General Electric Co                           03/10/97        31.00
Allwaste Inc                         Philip Environmental Inc                      03/06/97        10.01
Petrolite Corp                       Baker Hughes Inc                              02/26/97        61.00
Security-Connecticut Corp            ReliaStar Financial Corp,MN                   02/24/97        53.87
Chancellor Broadcasting Co           Evergreen Media Corp                          02/18/97        29.77
Destec Energy Inc                    NGC Corp                                      02/18/97        21.65
Amphenol Corp                        Kohlberg Kravis Roberts & Co                  01/23/97        26.00
Dauphin Deposit Corp,PA              First Maryland Bancorp,MD                     01/21/97        46.93
Wellsford Residential Ppty           Equity Residential Pptys Trust                01/16/97        27.03
Value Health Inc                     Columbia/HCA Healthcare Corp                  01/15/97        20.50
Oxford Resources Corp                Barnett Banks,Jacksonville,FL                 01/14/97        37.14
American Medical Response Inc        MedTrans Inc(Laidlaw Inc)                     01/07/97        40.00



                                                   Market Price                                   Market Premium
                                             Prior to Announcement                            Prior to Announcement
                                     --------------------------------------           ----------------------------------------
Target                                One Day       One Week        30 Days           One Day        One Week          30 Days
-------------------------------      --------       --------       --------           -------        --------          -------

Evans Withycombe Residential           22.06          20.75          21.19             14.2%           21.4%            18.9%
Savannah Foods & Industries            18.69          17.63          17.25              8.4%           14.9%            17.4%
Monterey Resources Inc                 15.06          15.06          13.63             39.4%           39.4%            54.1%
Envirodyne Industries Inc               7.25           7.38           6.63             17.2%           15.3%            28.3%
Columbus Realty Trust                  23.56          23.56          23.50              4.2%            4.2%             4.5%
Freeport-McMoRan Inc                   26.56          26.75          28.88             14.4%           13.6%             5.2%
Regency Health Services Inc            16.38          14.63          15.38             34.4%           50.4%            43.1%
Kinetic Concepts Inc                   18.00          17.88          17.63              6.9%            7.7%             9.2%
RoTech Medical Corp                    18.88          20.06          18.50             19.8%           12.7%            22.2%
Wyle Electronics                       42.81          36.13          37.00             16.8%           38.4%            35.1%
Integon Corp                            9.50          13.50          14.88            173.7%           92.6%            74.8%
Multicare Cos Inc                      25.63          24.63          20.75              9.3%           13.7%            34.9%
Giddings & Lewis Inc                   19.00          19.13          20.88             10.5%            9.8%             0.6%
Jefferson Bankshares Inc,VA            30.00          29.00          28.50             29.4%           33.9%            36.2%
Prime Service Inc                      24.88          24.63          24.38             28.6%           29.9%            31.3%
Fibreboard Corp                        47.50          45.00          36.75             15.8%           22.2%            49.7%
Palmer Wireless Inc                    12.06          11.25          10.63             45.1%           55.6%            64.7%
Living Centers of America Inc          34.38          33.00          28.63             17.8%           22.7%            41.5%
Transitional Hospitals Corp            10.00          10.00           8.63             60.0%           60.0%            85.5%
Goulds Pumps Inc                       22.88          23.50          23.00             61.7%           57.4%            60.9%
National Education Corp                17.13          13.63          15.00             22.6%           54.1%            40.0%
Total Petroleum(North Amer)Ltd         10.13          10.00           9.88             -1.8%           -0.6%             0.7%
APL Ltd                                21.50          20.25          23.50             55.8%           65.4%            42.6%
Wyndham Hotel Corp                     20.63          21.13          20.50             48.0%           44.5%            48.9%
Stant Corp                             16.63          14.50          14.38             29.3%           48.3%            49.6%
Mesa Inc                                5.63           6.13           5.88            -24.3%          -30.4%           -27.5%
Foodbrands America Inc                 15.88          15.50          14.50             47.4%           51.0%            61.4%
Falcon Building Products Inc           12.38          11.88          11.63             43.4%           49.5%            52.7%
Heritage Media Corp                    12.13          11.88          12.13             69.1%           72.6%            69.1%
Greenwich Air Services Inc             25.50          23.25          23.00             21.6%           33.3%            34.8%
Allwaste Inc                            6.75           6.13           5.13             48.3%           63.4%            95.3%
Petrolite Corp                         37.50          33.25          34.25             62.7%           83.5%            78.1%
Security-Connecticut Corp              37.50          37.13          39.50             43.7%           45.1%            36.4%
Chancellor Broadcasting Co             29.25          31.44          26.25              1.8%           -5.3%            13.4%
Destec Energy Inc                      11.88          12.00          13.25             82.3%           80.4%            63.4%
Amphenol Corp                          23.13          22.25          20.63             12.4%           16.9%            26.1%
Dauphin Deposit Corp,PA                35.50          32.75          31.50             32.2%           43.3%            49.0%
Wellsford Residential Ppty             25.13          24.75          24.63              7.6%            9.2%             9.8%
Value Health Inc                       20.25          20.38          20.50              1.2%            0.6%             0.0%
Oxford Resources Corp                  33.75          30.06          29.00             10.0%           23.5%            28.1%
American Medical Response Inc          33.00          32.50          29.25             21.2%           23.1%            36.8%

                                                -----------------------------------------------------------------------------
                                                Mean - Purchase                        25.1%           28.7%            29.3%
                                                Median - Purchase                      18.8%           23.5%            30.7%
                                                -----------------------------------------------------------------------------

               PROBABLE VALUATION AND APPROACHES

               CONTROL PREMIUM ANALYSIS




PURCHASE TRANSACTIONS:
Vanstar Corp                         InaCom Corp                                  10/09/98          10.76
Eastern Environmental Services       Waste Management Inc                         08/17/98          33.75
American Disposal Services Inc       Allied Waste Industries Inc                  08/10/98          44.76
Rio Hotel & Casino Inc               Harrah's Entertainment                       08/10/98          20.13
Equity Corp International            Service Corp International                   08/06/98          27.00
PMT Services Inc                     NOVA Corp                                    06/18/98          25.16
US Rentals Inc                       United Rentals Inc                           06/16/98          32.12
ALBANK Financial Corp,NY             Charter One Finl,Cleveland,OH                06/15/98          58.73
T R Financial Corp,NY                Roslyn Bancorp Inc,Roslyn,NY                 05/26/98          56.63
Mid Am Inc,Bowling Green,Ohio        Citizens Bancshares Inc,OH                   05/21/98          25.60
National Surgery Centers Inc         HealthSouth Corp                             05/06/98          32.92
Medusa Corp                          Southdown Inc                                03/18/98          61.22
Avalon Properties Inc                Bay Apartment Communities Inc                03/09/98          28.43
Zurn Industries Inc                  US Industries Inc                            02/17/98          44.30
Arbor Drugs Inc                      CVS Corp                                     02/09/98          23.11
Culligan Water Technologies          United States Filter Corp                    02/09/98          59.45
Firstbank of IL,Springfield,IL       Mercantile Bancorp,St Louis,MO               02/02/98          41.96
Price REIT Inc                       Kimco Realty Corp                            01/14/98          47.88
Fort Wayne Natl Corp,Indiana         National City,Cleveland,Ohio                 01/09/98          44.44
United Meridian Corp                 Ocean Energy Inc                             12/23/97          27.78
Continental Homes Holding            DR Horton Inc                                12/19/97          44.28
Gulf South Medical Supply Inc        Physician Sales & Service Inc                12/15/97          40.25
Mac Frugal's Bargains                Consolidated Stores Corp                     11/05/97          38.66
Oregon Metallurgical Corp            Allegheny Teledyne Inc                       11/03/97          34.10
CapMAC Holdings Inc                  MBIA Inc                                     10/29/97          31.00
Carson Pirie Scott & Co              Proffitt's Inc                               10/29/97          52.06
CFX Corp,Keene,New Hampshire         Peoples Heritage Finl Group,ME               10/27/97          28.76
Pinnacle Financial Svcs Inc,MI       CNB Bancshares Inc,Indiana                   10/15/97          46.38
New York Bancorp,Douglaston,NY       North Fork Bancorporation,NY                 10/07/97          37.11
Morningstar Group Inc                Suiza Foods Corp                             09/29/97          45.85
Rykoff-Sexton Inc                    JP Foodservice Inc                           06/30/97          24.41
RCSB Finl Inc,Rochester,NY           Charter One Finl,Cleveland,OH                05/21/97          42.32
Keystone International Inc           Tyco International Ltd                       05/20/97          38.22
First Finl,Stevens Point,WI          Associated Banc,Green Bay,WI                 05/15/97          28.88
BW/IP Inc                            Durco International Inc                      05/06/97          18.55
First Michigan Bank Corp,MI          Huntington Bancshares Inc,OH                 05/05/97          41.87
VeriFone Inc                         Hewlett-Packard Co                           04/23/97          50.50
Security Capital,Milwaukee,WI        Marshall & Ilsley,Milwaukee,WI               03/14/97         111.06
Collective Bancorp,New Jersey        Summit Bancorp,Princeton,NJ                  02/27/97          44.08
Production Operators Corp            Camco International Inc                      02/27/97          56.23


PURCHASE TRANSACTIONS:
Vanstar Corp                            8.38           8.19           8.63             28.5%           31.4%            24.8%
Eastern Environmental Services         32.00          32.50          34.38              5.5%            3.8%            -1.8%
American Disposal Services Inc         38.50          38.94          46.75             16.3%           15.0%            -4.3%
Rio Hotel & Casino Inc                 18.88          17.56          17.69              6.6%           14.6%            13.8%
Equity Corp International              22.13          20.75          22.88             22.0%           30.1%            18.0%
PMT Services Inc                       20.63          18.56          19.06             22.0%           35.5%            32.0%
US Rentals Inc                         30.56          32.13          31.63              5.1%            0.0%             1.6%
ALBANK Financial Corp,NY               51.50          52.00          52.75             14.0%           12.9%            11.3%
T R Financial Corp,NY                  38.63          35.81          34.88             46.6%           58.1%            62.4%
Mid Am Inc,Bowling Green,Ohio          27.00          26.50          27.56             -5.2%           -3.4%            -7.1%
National Surgery Centers Inc           28.00          28.38          25.50             17.6%           16.0%            29.1%
Medusa Corp                            52.25          49.25          45.25             17.2%           24.3%            35.3%
Avalon Properties Inc                  28.81          28.81          29.75             -1.3%           -1.3%            -4.4%
Zurn Industries Inc                    37.06          36.31          32.56             19.5%           22.0%            36.0%
Arbor Drugs Inc                        22.69          20.25          19.56              1.9%           14.1%            18.1%
Culligan Water Technologies            37.75          36.50          46.69             57.5%           62.9%            27.3%
Firstbank of IL,Springfield,IL         38.00          36.84          39.00             10.4%           13.9%             7.6%
Price REIT Inc                         42.19          41.88          40.50             13.5%           14.3%            18.2%
Fort Wayne Natl Corp,Indiana           42.38          45.50          42.00              4.9%           -2.3%             5.8%
United Meridian Corp                   32.25          30.81          30.75            -13.9%           -9.8%            -9.7%
Continental Homes Holding              35.06          34.69          32.56             26.3%           27.7%            36.0%
Gulf South Medical Supply Inc          29.06          33.00          34.69             38.5%           22.0%            16.0%
Mac Frugal's Bargains                  37.56          32.63          31.31              2.9%           18.5%            23.5%
Oregon Metallurgical Corp              23.44          21.09          24.25             45.5%           61.7%            40.6%
CapMAC Holdings Inc                    30.75          33.00          32.13              0.8%           -6.1%            -3.5%
Carson Pirie Scott & Co                37.50          37.38          39.50             38.8%           39.3%            31.8%
CFX Corp,Keene,New Hampshire           22.69          21.38          20.88             26.8%           34.5%            37.8%
Pinnacle Financial Svcs Inc,MI         40.13          36.50          35.00               NA            27.1%            32.5%
New York Bancorp,Douglaston,NY         32.75          29.94          30.50             13.3%           24.0%            21.7%
Morningstar Group Inc                  40.00          41.13          29.88             14.6%           11.5%            53.5%
Rykoff-Sexton Inc                      19.63          19.38          19.13             24.4%           26.0%            27.6%
RCSB Finl Inc,Rochester,NY             34.75          33.50          29.75             21.8%           26.3%            42.3%
Keystone International Inc             20.75          20.63          18.88             84.2%           85.3%           102.5%
First Finl,Stevens Point,WI            27.50          27.25          25.75              5.0%            6.0%            12.2%
BW/IP Inc                              19.63          16.25          15.63             -5.5%           14.2%            18.7%
First Michigan Bank Corp,MI            30.75          28.50          29.13             36.2%           46.9%            43.8%
VeriFone Inc                           30.13          33.63          35.13             67.6%           50.2%            43.8%
Security Capital,Milwaukee,WI          84.50          83.75          79.38             31.4%           32.6%            39.9%
Collective Bancorp,New Jersey          38.13          35.88          34.00             15.6%           22.9%            29.6%
Production Operators Corp              45.75          49.75          48.50             22.9%           13.0%            15.9%


                                                 -----------------------------------------------------------------------------
                                                 Mean - Pooling                        20.5%           23.4%             24.5%
                                                 Median - Pooling                      17.2%           22.0%             24.1%
                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------
                                                 Mean - All                            23.7%           27.0%             27.7%
                                                 Median - All                          17.8%           23.0%             28.2%
                                                 -----------------------------------------------------------------------------

               PROBABLE VALUATION AND APPROACHES

               RESEARCH ANALYSTS' VIEWS



Report Date     Firm                              Analyst                 Rating             Target Price        Target Date
-----------     ------------------------          ------------------      ------------       -------------       --------------
8/19/98         CIBC Oppenheimer                  Roxana Zirakzadeh       Buy                Not in report

10/28/97        Donaldson, Lufkin &               Lawrence D. Raiman      Market             Not in report
                Jenrette                                                  Performance
2/1/98          EVEREN Securities                 Burland B. East
1/1/98          Goldman Sachs                     David A. Feit           No report
                                                  David Kostin            since 1/98
9/1/98          JP Morgan                         Lee Schalop             Buy                Not in report



11/3/98         Jefferies & Co., Inc.             James F. Wilson         Buy                   $32.00           was $35-36 in
                                                                                                                  June 1998
11/4/98         Merrill Lynch                     Eric I. Hemel           Long Term          Not in report
                                                                          Accumulate
10/7/98         Morgan Stanley Dean Witter        Steven G. Bloom         Outperform            $34.00
11/3/98         NationsBanc Montgomery            Christopher Hartung     Buy                   $32.00           12 month
                Securities
8/28/98         Painewebber                       Susan Kaupie            Neutral            Not in report
                                                  Jonathan Litt
                Prudential Securities             Louis W. Taylor
10/24/97        Solomon Smith Barney              Michael Sgro            Outperform            $33.00               12 month
                                                  David M. Sherman       (2nd highest                            (estimate over
                                                                          rating)                                  1 year old)
10/5/98         Sutro & Co.                       Craig M. Silvers        Accumulate/           $30.00              12 month
                                                                          Buy



Report Date     Firm                                NAV Estimate        NAV Methodology
-----------     ------------------------            -------------       ---------------------------------------------------
8/19/98         CIBC Oppenheimer                       $28.46           Cap rate used: 8.0% on Q2 98 annualized NOI; NAV
                                                                        increased by $100MM for "under-market debt."
10/28/97        Donaldson, Lufkin &                 Not in report
                Jenrette
2/1/98          EVEREN Securities
1/1/98          Goldman Sachs

9/1/98          JP Morgan                              $28.71           Q2 98 annualized property cash flow; capped at 8.0%
                                                                        (states in report that a 7.5% cap equates to a $32
                                                                        NAV; development is based on 10.5% return on cost
                                                                        and an 8.0% cap rate
11/3/98         Jefferies & Co., Inc.                  $24.00           No basis for analysis was given

11/4/98         Merrill Lynch                          $27.18           NAV estimate is from July 24, 1997 report;
                                                                        no NAV was stated in the most recent report
10/7/98         Morgan Stanley Dean Witter          Not in report
11/3/98         NationsBanc Montgomery                 $24.50           Cap rate of 8.0% with estimated 99 NOI of $148mm
                Securities                                              based upon a 3% growth rate.
8/28/98         Painewebber                         Not in report

                Prudential Securities
10/24/97        Solomon Smith Barney                Not in report


10/5/98         Sutro & Co.                         Not in report


Source:  Research Bank, Bloomberg, Investex
(1)Excludes reports over six months old.

PROBABLE VALUATION AND APPROACHES

NAV ANALYSIS

METHODOLOGY:

      * For existing portfolio, on a property-by-property basis, determine the appropriate capitalization rate and NOI

      *     Add value of construction projects in process

      *     Subtract outstanding net debt

      *     Will be more aggressive than research analysts

      *     Will look at portfolio premium, not discount

ASSUMPTIONS:

      *     Existing portfolio 1999 NOI:                             $162.9 mm

      *     Operating apartment projects:                                   54

      *     Units:                                                      15,768

      *     $250MM of assets currently under construction (1,773 units)

      *     $987MM of net debt outstanding

SUMMARY NAV ANALYSIS:


      Blended Cap Rate:        7.95%         7.85%         7.75%         7.65%
                              ------        ------        ------        ------
      NAV Per Share:          $30.76        $31.31        $31.91        $32.50

PROBABLE VALUATION AND APPROACHES

DISCOUNTED CASH FLOW


METHODOLOGY:

      * Value existing and development pipeline using discounted cash flow analysis

      * Institutional investors will seek unlevered investment returns of 10% - 12% using exit cap rates of 8.5% - 9.0%

ASSUMPTIONS:

      *     Use most recent TIC estimates for cash flow and development pipeline

      *     Very rough analysis at this point

      *     Need substantial information from IAC to be accurate

CONCLUSIONS:

      * Given development pipeline, cash flow is negative in years one and two


                                Present Value
                      --------------------------------        Total            Value
    Discount Rate     Cash Flow (MM)     Terminal (MM)    Present Value       Per Share
    -------------     --------------     -------------    -------------       ---------
        10.0%             $   91            $1,416            $1,508            $33.46
        11.0%             $   85            $1,341            $1,427            $31.62
        12.0%             $   79            $1,271            $1,351            $29.94

PROBABLE VALUATION AND APPROACHES

EXCLUSIVE LAND RIGHTS VALUATIONS

OVERVIEW:

      - IAC has the exclusive right to acquire apartment land on the Irvine Ranch at 95% of fair market value

      - The value of this right to IAC can be calculated by discounting the 5% benefit over a twenty year land acquisition schedule

ASSUMPTIONS:

      - Projected five year land sales are repeated for a twenty year forecast

      - Scenario assumes $123MM in land sales over a five year period ($492MM over 20 yrs)

            * Annual value of benefit to IAC; $2.274MM, $0MM, $1.737MM, $1.032MM, $1.432MM

      - Aggressive scenario assumes $171MM in land sales over a five year period ($686MM over twenty years)

            * Annual value of benefit to IAC; $2.695MM, $.642MM, $1.737MM, $1.547MM, $2.411MM

      -     Assume value of benefit increases 4.0% annually

SUMMARY:

                               Conservative                          Aggressive
                      -----------------------------        ----------------------------
   Discount Rate      Total Value         Per Share        Total Value        Per Share
   -------------      -----------         ---------        -----------        ---------
        10.0%            $11.82            $ 0.26            $16.24            $ 0.36
        11.0%            $12.70            $ 0.28            $17.47            $ 0.39
        12.0%            $13.69            $ 0.30            $18.86            $ 0.42

FINANCING AND RATINGS IMPACT DISCUSSION

FINANCING AND RATINGS IMPACT DISCUSSION

FINANCING SUMMARY

- Bank of America is pursuing an underwriting of up to $465 million to finance the contemplated transaction composed of:

      *     A new $350 million five-year term loan; and

      * A reserve of $115 million under the existing $475 million TIC line of credit

- To complete the capitalization, ICDC or TIC will contribute an additional $150 million

- The Bank of America proposal contemplates no additional debt at IAC in order to preserve IAC's investment grade ratings:

      * A conservative mortgageability test against available unencumbered assets supports a term loan of up to $350 million

      * Support for an ongoing investment grade rating at IAC is centered in the following:

            *     Strong ongoing cash flow and coverage ratios

            * Low leverage and substantial unencumbered pool of high quality assets

            * Continued source of liquidity for ongoing development through ICDC

      * Due to the size and complexity of the transaction, rating agencies may place TIC (Fitch) and IAC on credit watch pending their review of the transaction and subsequent ratings conclusion. During this time, TIC may have an opportunity to meet with the agencies to explain its operational and business strategies

FINANCING AND RATINGS IMPACT DISCUSSION

CONCLUSION AND RECOMMENDATION


- We would recommend that as soon as reasonably practical, TIC meet with the rating agencies and present its financial intentions with regard to IAC's ongoing capital structure as well as with Fitch concerning TIC

- Access to future capital will be essential to the rating agencies' conclusions

- Depending on the rating agencies' response to the above capital structure, additional leverage may be placed at IAC but in order to preserve investment grade status, leverage would generally be limited to no higher than 40%. Currently, IAC's leverage is 29% (calculated as Total Debt/ Total Assets) allowing for an additional leverage amount of $240 million (maximum 40% leverage level).

INTERLOPER DISCUSSION

INTERLOPER DISCUSSION

-     An interloper faces several hurdles

      *     Hostile business partner and future competitor
      *     Super-majority votes are difficult with TIC's three BOD seats
      *     Potential loss of exclusive right to purchase Irvine Ranch land
      * Access to and amount of capital required for acquisition and future development

-     An interloper would have many benefits

      *     The highest possible class of multi-family property
      *     Potential to acquire and develop future Irvine Ranch land
      *     Ability to leverage assets and reduce equity investment
      *     Possibly view investment along with TIC as very beneficial

- Public companies have little access to capital and are unlikely to be a competitive threat at this point in the capital markets cycle

-     Institutional and international investors may be interested parties

      *     Core property portfolio
      *     Relatively low investment hurdle rates
      *     Deep capital availability
      *     Non tax payers

- However, investing in IAC could create significant ongoing negative or zero cash flow and substantial management oversight, i.e., not a passive investment

APPENDIX

SHAREHOLDER ANALYSIS

SHAREHOLDER ANALYSIS

IAC OWNERSHIP PROFILE



                                                  % of Shares                       % of Shares/
                                                   Currently                         L.P. Units
Insiders (1)                     Holdings         Outstanding       L.P. Units       Outstanding
------------                     --------         -----------       ----------       -----------
Donald Bren                      183,325              0.9%               -              0.4%
Richard E. Lamprecht              52,012              0.3%               -              0.1%
Carl E. Reichardt                 60,000              0.3%               -              0.1%
James E. Mead(*)                  13,000              0.1%               -              0.0%
Steven P. Albert                  35,333              0.2%               -              0.1%
Thomas H. Nielson                 25,000              0.1%               -              0.1%
William H. McFarland              21,761              0.1%               -              0.0%
Raymond L. Watson                 20,000              0.1%               -              0.0%
Scott A. Reinert                  17,333              0.1%               -              0.0%
Richard F. Alden                  17,303              0.1%               -              0.0%
Peter V. Ueberroth                13,628              0.1%               -              0.0%
Bowen H. McCoy                    13,000              0.1%               -              0.0%
William W. Thompson               11,666              0.1%               -              0.0%
Anthony M. Frank                  10,000              0.0%               -              0.0%
John F. Grundhofer                 9,000              0.0%               -              0.0%
Jack Peltason                      8,600              0.0%               -              0.0%
John F. Seymour Jr                 8,100              0.0%               -              0.0%
William T. White, III              6,000              0.0%               -              0.0%
Joseph D. Davis                    5,300              0.0%               -              0.0%
Michael D. McKee                   5,000              0.0%               -              0.0%
Donn B. Miller                       975              0.0%               -              0.0%
Gary H. Hunt                         300              0.0%               -              0.0%
--------------------------------------------------------------------------------------------------
Total Insiders                   536,636              2.7%               -              1.2%
--------------------------------------------------------------------------------------------------


                                                           % of Shares                                  % of Shares/
                                                             Currently                                    L.P. Units
5% Holders                            Holdings              Outstanding          L.P. Units               Outstanding
------------------------             ---------              -----------          ----------             -------------
The Irvine Company                   3,247,088                  16.1%            24,646,705                  61.8%
Cohen & Steers Cap. Mgmt             1,283,400                   6.4%                    --                   2.8%
ABKB/La Salle Securities             1,235,200                   6.1%                    --                   2.7%
Morgan Stanley D Witter              1,126,459                   5.6%                    --                   2.5%

---------------------------------------------------------------------------------------------------------------------
Total 5% Holdings                    6,892,147                  34.2%            24,646,705                  69.8%
---------------------------------------------------------------------------------------------------------------------



                                                          % of Shares                                  % of Shares/
                                                            Currently                                   L.P. Units
   Institutions (2)                   Holdings            Outstanding            L.P. Units            Outstanding
------------------------              -------             ------------           ----------            ------------
Lend Lease Rosen R E Sec              798,200                  4.0%                   --                   1.8%
Prudential Ins Co/Amer                787,400                  3.9%                   --                   1.7%
Capital Guardian Trust                715,750                  3.6%                   --                   1.6%
Travelers Inc                         681,700                  3.4%                   --                   1.5%
Franklin Resources Inc                604,842                  3.0%                   --                   1.3%
Abn Amro Asset Mgmt Usa               534,900                  2.7%                   --                   1.2%
Merrill Lynch Asset Mgmt              507,480                  2.5%                   --                   1.1%
Barclays Bank Plc                     441,625                  2.2%                   --                   1.0%
Ohio State Teach Ret Sys              324,300                  1.6%                   --                   0.7%
Vanguard Group Inc                    307,895                  1.5%                   --                   0.7%
Pioneering Mgmt Corp                  300,000                  1.5%                   --                   0.7%
United States Trust/N Y               247,000                  1.2%                   --                   0.5%
Other                               2,025,864                 10.1%                   --                   4.5%
Total                               8,276,956                 41.1%                   --                  18.3%
                                    ---------               -------              -------               -------

Retail Float                        4,424,134                 22.0%                   --                   9.8%
                                    ---------               -------              -------               -------


Total Shares Currently Outstanding (3)                  20,129,873                                        44.6%
Total Shares and L.P. Units Outstanding                 45,156,808



(1)   Source: DEF 14A (2/28/98), SC 13D/A (9/8/98)

(2)   Source: CDA Spectrum.

(3)   Shares outstanding as of 9/30/98.

(*)   Shares registered for sale 11/6/98



                                                                                                     Shares/
Donald Bren's Ownership Breakdown:                                                                    Units               % Total
                                                                                                   ----------             -------
     Bren's Held Shares                                                                               183,325
     TIC's Shares (of which Bren is sole general partner)                                           3,247,088
     TIC's convertible L.P. Units (of which Bren is sole general partner)                          24,646,705
     Stonecrest Village Company, LLC L.P. Units (of which Bren is sole general partner)               305,707
                                                                                                   ----------
Total Shares and Convertible L.P. Units Owned                                                      28,382,825                 62.9%
                                                                                                   ==========              ======

SHAREHOLDER ANALYSIS

HISTORICAL IAC OWNERSHIP ANALYSIS


COHEN & STEERS CAP. MGMT     1,283,400           --      1,283,400      1,283,400             --
ABKB/LA SALLE SECURITIES     1,235,200           --      1,235,200        214,600      1,020,600
MORGAN STANLEY D WITTER      1,126,459      328,259        798,200        350,800        447,400
LEND LEASE ROSEN R E SEC       804,500       88,750        715,750         54,900        660,850
PRUDENTIAL INS CO/AMER         787,400           --        787,400            300        787,100
CAPITAL GUARDIAN TRUST         681,700           --        681,700        (97,600)       779,300
TRAVELERS INC                  604,842           --        604,842        (84,181)       689,023
FRANKLIN RESOURCES INC         590,017       82,537        507,480         90,810        416,670
ABN AMRO ASSET MGMT USA        534,900           --        534,900        209,000        325,900
MERRILL LYNCH ASSET MGMT       441,625           --        441,625             --        441,625
BARCLAYS BANK PLC              307,895           --        307,895            914        306,981
OHIO STATE TEACH RET SYS       300,000           --        300,000             --        300,000
VANGUARD GROUP INC             296,800      (27,500)       324,300          2,100        322,200
PIONEERING MGMT CORP           237,000      (10,000)       247,000          6,000        241,000
UNITED STATES TRUST/N Y        226,938      (12,900)       239,838             --        239,838
FIDELITY MGMT & RES CORP       192,200           --        192,200        (70,200)       262,400
NORTHWESTERN MUTUAL LIFE       190,800           --        190,800             --        190,800
MCSTAY JOHN INVT COUNSEL       168,500           --        168,500         52,300        116,200
EQUITABLE COMPANIES INC        161,500           --        161,500        153,700          7,800
MERRILL LYNCH & CO INC         142,000      (72,975)       214,975       (138,625)       353,600
STATE STREET CORP              121,025           --        121,025        (43,000)       164,025
MELLON BANK CORPORATION        109,234       20,900         88,334         (2,200)        90,534
COLORADO PUBLIC EMPL RET       105,800      105,800             --        (58,200)        58,200
DUFF & PHELPS INVT MGMT         81,100           --         81,100             --         81,100
UNIVERSITY OF TEXAS INVT        70,000       70,000             --             --             --
BANKERS TRUST N Y CORP          65,699       (3,300)        68,999          8,900         60,099
COLLEGE RETIRE EQUITIES         60,490        4,144         56,346            146         56,200
STAR BANK N A,CINCINNATI        40,700           --         40,700        (11,000)        51,700
CALIF STATE TEACHERS RET        34,747           --         34,747             --         34,747
WELLS FARGO BANK N A            32,835           --         32,835       (250,000)       282,835
WESTCAP INVESTORS               30,560      (10,200)        40,760           (200)        40,960
TIRSCHWELL & LOEWY INC          29,325           --         29,325             --         29,325
SENECA CAPITAL MGMT LLC         27,900           --         27,900        (13,436)        41,336
TEACHERS ADVISORS INC           27,200           --         27,200         27,200             --
EHRLICH MEYER ASSOCS INC        26,200           --         26,200             --         26,200
DIMENSIONAL FUND ADVS           24,500           --         24,500             --         24,500
KAYNE ANDERSON INVT MGMT        24,360           --         24,360             --         24,360
WILSHIRE ASSOC INC              20,650           --         20,650          5,150         15,500
FIRST UNION CORPORATION         20,045           --         20,045           (355)        20,400
DRIEHAUS CAPITAL MGMT           20,000           --         20,000         10,000         10,000
BEAR STEARNS & CO               18,540        6,600         11,940          7,040          4,900
BANC ONE CORPORATION            17,466           --         17,466        (22,262)        39,728
ROGER ENGEMANN & ASSOCS         16,000           --         16,000             --         16,000
RUSSELL FRANK CO INC            15,700     (156,100)       171,800         (4,000)       175,800
NORTHERN TRUST CORP             15,597          397         15,200          2,200         13,000
U S BANCORP                     15,450           --         15,450         15,450             --
WOOD ISLAND ASSOCS. INC         15,200           --         15,200             --         15,200
WEISBERG & FIELDS INC           14,100           --         14,100             --         14,100
PAINEWEBBER GROUP INC           13,158           --         13,158         13,158             --

COHEN & STEERS CAP. MGMT     (1,957,300)     1,957,300      (33,000)     1,990,300
ABKB/LA SALLE SECURITIES        (27,000)     1,047,600      (84,300)     1,131,900
MORGAN STANLEY D WITTER         157,400        290,000      241,890         48,110
LEND LEASE ROSEN R E SEC         55,000        605,850      314,300        291,550
PRUDENTIAL INS CO/AMER             (300)       787,400           --        787,400
CAPITAL GUARDIAN TRUST           16,400        762,900           --        762,900
TRAVELERS INC                    23,825        665,198     (675,057)     1,340,255
FRANKLIN RESOURCES INC              420        416,250       29,420        386,830
ABN AMRO ASSET MGMT USA          21,500        304,400       (7,900)       312,300
MERRILL LYNCH ASSET MGMT            (75)       441,700      441,700             --
BARCLAYS BANK PLC                (2,917)       309,898       (7,340)       317,238
OHIO STATE TEACH RET SYS             --        300,000           --        300,000
VANGUARD GROUP INC              (39,800)       362,000        6,400        355,600
PIONEERING MGMT CORP              6,000        235,000        5,000        230,000
UNITED STATES TRUST/N Y           2,238        237,600       39,550        198,050
FIDELITY MGMT & RES CORP       (285,800)       548,200       26,000        522,200
NORTHWESTERN MUTUAL LIFE             --        190,800           --        190,800
MCSTAY JOHN INVT COUNSEL        (42,600)       158,800       67,700         91,100
EQUITABLE COMPANIES INC              --          7,800           --          7,800
MERRILL LYNCH & CO INC            9,500        344,100       (3,900)       348,000
STATE STREET CORP                (6,300)       170,325        3,925        166,400
MELLON BANK CORPORATION         (12,366)       102,900         (800)       103,700
COLORADO PUBLIC EMPL RET         29,200         29,000           --         29,000
DUFF & PHELPS INVT MGMT              --         81,100           --         81,100
UNIVERSITY OF TEXAS INVT             --             --           --             --
BANKERS TRUST N Y CORP           (4,500)        64,599         (700)        65,299
COLLEGE RETIRE EQUITIES          42,000         14,200       14,200             --
STAR BANK N A,CINCINNATI             --         51,700           --         51,700
CALIF STATE TEACHERS RET             --         34,747           --         34,747
WELLS FARGO BANK N A            (19,400)       302,235         (700)       302,935
WESTCAP INVESTORS                10,435         30,525        7,500         23,025
TIRSCHWELL & LOEWY INC               --         29,325           --         29,325
SENECA CAPITAL MGMT LLC              --         41,336           --         41,336
TEACHERS ADVISORS INC                --             --           --             --
EHRLICH MEYER ASSOCS INC          2,900         23,300       23,300             --
DIMENSIONAL FUND ADVS                --         24,500       (6,800)        31,300
KAYNE ANDERSON INVT MGMT           (550)        24,910          360         24,550
WILSHIRE ASSOC INC               (1,800)        17,300       (1,700)        19,000
FIRST UNION CORPORATION             400         20,000           --         20,000
DRIEHAUS CAPITAL MGMT            (1,200)        11,200          200         11,000
BEAR STEARNS & CO                 3,550          1,350         (625)         1,975
BANC ONE CORPORATION             39,728             --           --             --
ROGER ENGEMANN & ASSOCS              --         16,000           --         16,000
RUSSELL FRANK CO INC                 --        175,800           --        175,800
NORTHERN TRUST CORP               1,700         11,300        3,600          7,700
U S BANCORP                          --             --           --             --
WOOD ISLAND ASSOCS. INC              --         15,200           --         15,200
WEISBERG & FIELDS INC              (250)        14,350       14,350             --
PAINEWEBBER GROUP INC                --             --           --             --

SHAREHOLDER ANALYSIS

HISTORICAL IAC OWNERSHIP ANALYSIS


AON CORPORATION              10,285       (1,100)      11,385        (200)      11,585
CRESTAR BANK/VIRGINIA         7,500           --        7,500          --        7,500
PANAGORA ASSET MGMT INC       7,000         (400)       7,400          --        7,400
PACIFIC CENTURY TRUST         6,700           --        6,700          --        6,700
AMERICAN GENERAL CORP         4,900          800        4,100          --        4,100
INVESCO CAPITAL MGMT INC      4,245        2,150        2,095     (44,857)      46,952
BANK OF NEW YORK              4,000           --        4,000          --        4,000
ANB INVESTMENT MGMT & TR      3,977        3,977           --          --           --
CIBC OPPENHEIMER CORP         2,327           --        2,327         128        2,199
FLEET FINL GROUP INC          2,000           --        2,000         500        1,500
INDEPENDENCE INVT ASSOC       1,300           --           --          --           --
TCW GROUP INC                 1,200           --        1,200          --        1,200
MECHANICS BANK/CA             1,000           --        1,000          --        1,000
MANUFACTURERS ADVISER CP        449      (25,251)      25,700          --       25,700
LEGG MASON WOOD WALKER          400           --          400         400           --
AMERICAN NATL B&T/CHICAG         --           --           --          --           --
BNP/COOPER NEFF ADVISORS         --           --           --     (11,700)      11,700
BRANDYWINE ASSET MGMT            --           --           --      (7,600)       7,600
CAPITAL GROWTH MGMT              --           --           --          --           --
CAPITAL INTL. LIMITED            --           --           --          --           --
CHASE MANHATTAN CORP             --           --           --          --           --
DAVIS SELECTED ADVS LP           --     (105,000)     105,000       2,500      102,500
EUROPEAN INVESTORS INC           --           --           --          --           --
FIRST QUADRANT LP                --           --           --          --           --
GE INVESTMENT MGMT INC           --           --           --          --           --
GRANTHAM MAYO VAN OTTER          --      (29,900)      29,900       3,200       26,700
INVESCO MGMT & RES INC           --           --           --          --           --
INVESTMENT COUNSELORS/MD         --           --           --          --           --
JURIKA & VOYLES INC              --           --           --          --           --
KEYCORP                          --           --           --          --           --
LAIDLAW GLOBAL SECUR             --           --           --      (7,000)       7,000
LEVIN, JOHN A & CO. INC          --           --           --          --           --
MONTGOMERY SECURITIES            --           --           --          --           --
MORGAN J P & CO INC              --           --           --          --           --
MUNDER CAPITAL MGMT. INC         --           --           --     (76,300)      76,300
MUTUAL LIFE INS CO N.Y           --     (168,500)     168,500          --      168,500
NATIONSBANK CORPORATION          --           --           --          --           --
NEUBERGER&BERMAN MGMT            --           --           --          --           --
NORWEST CORPORATION              --           --           --          --           --
PHOENIX HOME LIFE MUTUAL         --           --           --          --           --
PIMCO ADVISORS L P               --           --           --      (1,100)       1,100
PRUDENTIAL SECS. INC             --           --           --          --           --
PUTNAM INVESTMENT MGMT           --           --           --          --           --
RAYMOND JAMES & ASSOCS           --           --           --        (285)         285
STICHTING PENSIOENFONDS          --           --           --          --           --
STRONG CAPITAL MGMT INC          --           --           --          --           --
WCM INVESTMENT MGMT              --           --           --          --           --
WESTWOOD MGMT CORP/TX            --           --           --          --           --
ZURICH KEMPER INVTS INC          --           --           --          --           --


AON CORPORATION                (8,900)      20,485        1,600       18,885
CRESTAR BANK/VIRGINIA              --        7,500           --        7,500
PANAGORA ASSET MGMT INC            --        7,400           --        7,400
PACIFIC CENTURY TRUST              --        6,700        6,700           --
AMERICAN GENERAL CORP              --        4,100           --        4,100
INVESCO CAPITAL MGMT INC       13,947       33,005          405       32,600
BANK OF NEW YORK                   --        4,000         (765)       4,765
ANB INVESTMENT MGMT & TR       (3,977)       3,977       (1,423)       5,400
CIBC OPPENHEIMER CORP              27        2,172        2,172           --
FLEET FINL GROUP INC              450        1,050          200          850
INDEPENDENCE INVT ASSOC            --           --           --
TCW GROUP INC                      --        1,200           --        1,200
MECHANICS BANK/CA                  --        1,000           --        1,000
MANUFACTURERS ADVISER CP       (5,000)      30,700      (57,800)      88,500
LEGG MASON WOOD WALKER             --           --           --           --
AMERICAN NATL B&T/CHICAG           --           --           --           --
BNP/COOPER NEFF ADVISORS          500       11,200        2,000        9,200
BRANDYWINE ASSET MGMT             700        6,900           --        6,900
CAPITAL GROWTH MGMT                --           --           --           --
CAPITAL INTL. LIMITED              --           --      (17,000)      17,000
CHASE MANHATTAN CORP               --           --           --           --
DAVIS SELECTED ADVS LP             --      102,500        4,600       97,900
EUROPEAN INVESTORS INC             --           --           --           --
FIRST QUADRANT LP                  --           --           --           --
GE INVESTMENT MGMT INC             --           --           --           --
GRANTHAM MAYO VAN OTTER       (29,000)      55,700      (13,900)      69,600
INVESCO MGMT & RES INC        (21,000)      21,000      (28,600)      49,600
INVESTMENT COUNSELORS/MD           --           --           --           --
JURIKA & VOYLES INC                --           --           --           --
KEYCORP                            --           --      (22,080)      22,080
LAIDLAW GLOBAL SECUR            7,000           --           --           --
LEVIN, JOHN A & CO. INC            --           --           --           --
MONTGOMERY SECURITIES              --           --           --           --
MORGAN J P & CO INC           (14,400)      14,400          700       13,700
MUNDER CAPITAL MGMT. INC        4,100       72,200           --       72,200
MUTUAL LIFE INS CO N.Y             --      168,500           --      168,500
NATIONSBANK CORPORATION            --           --           --           --
NEUBERGER&BERMAN MGMT              --           --           --           --
NORWEST CORPORATION                --           --         (449)         449
PHOENIX HOME LIFE MUTUAL           --           --           --           --
PIMCO ADVISORS L P                 --        1,100           --        1,100
PRUDENTIAL SECS. INC               --           --           --           --
PUTNAM INVESTMENT MGMT             --           --     (181,600)     181,600
RAYMOND JAMES & ASSOCS            285           --           --           --
STICHTING PENSIOENFONDS       (81,400)      81,400       61,900       19,500
STRONG CAPITAL MGMT INC            --           --           --           --
WCM INVESTMENT MGMT                --           --      (39,350)      39,350
WESTWOOD MGMT CORP/TX          (6,900)       6,900       (1,600)       8,500
ZURICH KEMPER INVTS INC            --           --           --           --

CAPITAL MARKETS DISCUSSION

CAPITAL MARKETS DISCUSSION

MONTHLY NET FLOWS INTO REAL ESTATE SECTOR FUNDS SINCE 1/1/96


           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]


Recent net               Jan-96       125.1
outflows reflect         Feb-96        53.8
current market           Mar-96        60.0
sentiment                Apr-96        13.0
                         May-96        47.2
                         Jun-96       218.9
                         Jul-96       123.6
                         Aug-96       238.5
                         Sep-96       349.8
                         Oct-96       273.4
                         Nov-96       467.5
                         Dec-96       786.3
                         Jan-97      1197.4
                         Feb-97       530.6
                         Mar-97       649.0
                         Apr-97       -38.4
                         May-97       134.1
                         Jun-97       168.1
                         Jul-97       272.6
                         Aug-97       110.4
                         Sep-97       565.7
                         Oct-97       239.5

Nov-97       248.8
Dec-97       678.5
Jan-98       552.5
Feb-98       290.4
Mar-98      -300.5
Apr-98        -8.6
May-98       -66.1
Jun-98       -72.1
Jul-98       -78.3
Aug-98      -283.7
Sep-98         2.7
Oct-98      -105.3


                                                                                            % Change                        % Change
     1994                      1995                   1996                   1997           97 vs 96     1998               98 vs 97
-------------------      -----------------      -----------------      ------------------   ------    ----------------      --------
 Q1       ($ 39.30)       Q1    ($  27.10)        Q1     $ 238.90        Q1      $2377.00     895%     Q1     $542.40        -77%
 Q2       ($ 54.44)       Q2     $ 142.50         Q2     $ 279.10        Q2      $ 263.80      -5%     Q2    ($146.83)      -156%
1H94      ($ 93.74)      1H95    $ 115.40        1H96    $ 518.00       1H97     $2640.80     410%    1H98    $395.57        -85%
 Q3       ($ 39.80)       Q3     $ 207.10         Q3     $ 711.90        Q3      $ 555.00     -22%    Q3TD   ($362.10)
9 Mos     ($133.54)      9 Mos   $ 322.50       9 Mos    $1229.90      9 Mos     $3195.80     160%    9 Mos   $ 33.48
 Q4       $ 169.20        Q4     $ 155.87         Q4     $ 271.60        Q4      $1166.80     330%     Q4     $   .00
-------------------      -----------------      -----------------      ------------------   ------    ----------------
1994      $  35.66       1995    $ 478.37        1996    $1501.50       1997     $4362.60     191% 1998 TD    $ 33.48
-------------------      -----------------      -----------------      ------------------   ------    ----------------

CAPITAL MARKETS DISCUSSION

WEEKLY TOTAL ASSETS OF REAL ESTATE SECTOR FUNDS FROM 4/1/98 TO 10/28/98
(BILLIONS)


           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]

4/1/98        12.4       Total Assets of Real
4/8/98        12.4       Estate Sector Funds
4/15/98       12.4       has diminished over
4/22/98       12.3       the past six months
4/29/98       12.1
5/6/98        12.0
5/13/98       12.0
5/20/98       11.9
5/27/98       11.8
6/3/98        11.7
6/10/98       11.6
6/17/98       11.4
6/24/98       11.4
7/1/98        11.7
7/8/98        11.9
7/15/98       11.8
7/22/98       11.6
7/29/98       11.2
8/5/98        10.4
8/12/98       10.6
8/19/98       10.6
8/26/98       10.4

9/2/98         9.5
9/9/98         9.3
9/16/98        9.2
9/23/98        9.9
9/30/98        9.7
10/7/98        9.2
10/14/98       9.2
10/21/98       9.5
10/28/98       9.5

                                                                              45
CAPITAL MARKETS DISCUSSION

Market Barometer


THE REIT INDEX
IS AT THE SAME
LEVEL AS IT WAS
ON JANUARY 1,
1997


Market Indices                 Historical % Change                      Price On                               52-Week Close
                        ----------------------------------------------------------------      Change     -------------------------
                        1995          1996           1997      12/31/97         10/29/98        YTD         High             Low
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                 34.1%        20.3%          31.0%        970.43        1,085.93        11.9%      1,190.58          900.61
NASDAQ                  39.9%        22.7%          21.6%      1,570.35        1,757.19        11.9%      2,028.06        1,357.09
Russell 2000            26.2%        14.8%          20.5%        437.02          374.48       (14.3%)       492.28          303.87
Dow Jones Industrial    33.5%        26.0%          22.6%      7,908.25        8,495.03         7.4%      9,412.64        7,329.61
NMS Growth Index        --           --              6.2%        106.19          108.88         2.5%         78.28          132.27
REIT Index              12.9%        35.9%          18.6%        363.83          298.83       (17.9%)       365.60          270.40


           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]


YEAR TO DATE RETURNS OF MARKET INDICES

REIT Index            (17.9%)
NMS Growth Index        2.5%
Dow Jones               7.4%
Industrials
Russell 2000          (14.3%)
NASDAQ                 11.9%
S&P                    11.9%


       LAST TWELVE MONTHS U.S. TREASURY BOND YIELDS (%)
   ------------------------------------------------------
       DATE RANGE          RANGE OF 10 YEAR    RANGE OF 30
                              BOND YIELD        YEAR BOND
                                                  YIELD
   -----------------       ----------------    -----------
   10/27/92-10/31/97           5.71-5.86        6.14-6.28
   11/03/97-11/28/97           5.70-5.84        6.03-6.24
   12/01/97-12/31/97           5.66-5.87        5.84-6.14
   01/02/98-01/30/98           5.34-6.06        5.70-5.97
   02/02/98-02/27/98           5.43-5.67        5.80-5.97
   03/02/98-03/31/98           5.53-5.77        5.85-6.07
   04/01/98-04/30/98           5.45-5.80        5.77-6.07
   05/01/98-05/29/98           5.55-5.77        5.80-6.04
   06/01/98-06/30/98           5.37-5.58        5.60-5.81
   07/01/98-07/31/98           5.48-5.57        5.57-5.76
   03/03/98-08/31/98           5.15-5.49        5.30-5.67
   09/01/98-09/30/98           4.46-5.18        4.98-5.34
   10/01/98-10/29/98           4.28-4.79        4.71-5.16

CAPITAL MARKETS DISCUSSION

IPO PERFORMANCE

1998 IPOs have
underperformed
1997 in terms of
the IPO "pop"
and aftermarket
performance


           1998 IPOs                                                                            Shares          Shares
   Company                                              Ticker          IPO Date                Filed           Offered
----------------------------------                      ------          --------                ------          -------
 1 Resource Asset Investment                             RAS             1/9/98                  7.50             2.83
 2 ElderTrust                                            ETT             1/26/98                 6.05             6.05
 3 Cabot Industrial Trust                                CTR             1/30/98                 7.50             8.63
 4 Capital Automotive REIT                               CARS            2/13/98                20.00            20.00
 5 United Investors Realty Trust                         UIRT            3/10/98                 7.60             7.60
 6 Anworth Mortgage Asset Corp.                          ANH             3/11/98                 3.00             2.20
 7 Anthracite Mortgage Capital                           AHR             3/24/98                20.00            20.00
 8 Wilshire Real Estate Inv. Trust                       WREI            3/31/98                10.00            10.00
 9 Correctional Properties Trust                         CPV             4/22/98                 6.20             6.20
10 Chastain Capital                                      CHAS            4/23/98                 9.80             7.38
11 LaSalle Hotel Properties                              LHO             4/23/98                14.20            14.20
12 Amresco Capital Trust                                 AMCT            5/6/98                 15.00             9.00
13 Philips International Realty                          PHR             5/7/98                  7.20             7.20
14 Equity One                                            EQY             5/13/98                 5.36             4.70
15 Clarion Commercial Hldg. Inc.                         CLR             5/28/98                 4.00             4.00

------------------------------------------------------------------------------------------------------------------------
          Average
          Median
------------------------------------------------------------------------------------------------------------------------

           1997 IPOs
16 Kilroy Realty Corporation                             KRC             1/28/97                11.30            12.50
17 Golf Trust of America                                 GTA             2/6/97                  2.78             3.40
18 Conerstone Properties                                 CPP             4/15/97                14.00            14.00
19 Cornerstone Realty Income Trust                       TCR             4/18/97                 4.50             4.50
20 Great Lakes REIT                                      GL              5/8/97                  5.70             5.70
21 Ocwen Asset Investment                                OAC             5/14/97                12.50            15.00
22 Westfield America                                     WEA             5/15/97                18.00            18.00
23 Alexandria Real Estate Eqs                            ARE             5/27/97                 6.83             6.75
24 Boston Properties                                     BXP             6/17/97                29.50            31.40
25 Equity Office Properties Trust                        EOP             7/7/97                 15.00            25.00
26 CCA Prison Realty Trust                               PZN             7/15/97                17.00            18.50
27 Pan Pacific Retail Properties                         PNP             8/7/97                  6.60             7.00
28 SL Green Realty                                       SLG             8/14/97                 9.32            10.10
29 Tower Realty Trust                                    TOW             10/9/97                10.10            12.02
30 Imperial Credit Com'l Mortgage                        ICMI            10/16/97               25.00            30.00
31 American Residential Invst. Trust                     INV             10/28/97                5.00             6.50
32 Prime Group Realty Trust                              PGE             11/11/97               14.25            12.38
33 Captec Net Lease Realty                               CRRR            11/13/97               11.33             8.00
34 Entertainment Properties Trust                        EPR             11/18/97               13.70            13.80
35 AMB Property                                          AMB             11/21/97               12.00            14.00
36 Laser Mortgage Management                             LMM             11/26/97               15.00            15.00

--------------------------------------------------------------------------------------------------------------------------
          Average
          Median
--------------------------------------------------------------------------------------------------------------------------


           1998 IPOs                                                                         Filing            % Change
   Company                                             % Change           IPO Price         Price(1)      from Filing Price
----------------------------------                     --------           ---------         --------      -----------------
 1 Resource Asset Investment                             (62.2%)          $   15.00         $   15.00            0.0%
 2 ElderTrust                                              0.0%           $   18.00         $   20.00          (10.0%)
 3 Cabot Industrial Trust                                 15.0%           $   20.00         $   20.00            0.0%
 4 Capital Automotive REIT                                 0.0%           $   15.00         $   15.00            0.0%
 5 United Investors Realty Trust                           0.0%           $   10.00         $   10.50           (4.8%)
 6 Anworth Mortgage Asset Corp.                          (26.7%)          $    9.00         $   10.00          (10.0%)
 7 Anthracite Mortgage Capital                             0.0%           $   15.00         $   15.00            0.0%
 8 Wilshire Real Estate Inv. Trust                         0.0%           $   16.00         $   15.00            6.7%
 9 Correctional Properties Trust                           0.0%           $   20.00         $   20.00            0.0%
10 Chastain Capital                                      (24.7%)          $   15.00         $   15.00            0.0%
11 LaSalle Hotel Properties                                0.0%           $   18.00         $   20.00          (10.0%)
12 Amresco Capital Trust                                 (40.0%)          $   15.00         $   20.00          (25.0%)
13 Philips International Realty                            0.0%           $   17.50         $   20.00          (12.5%)
14 Equity One                                            (12.3%)          $   11.00         $   14.75          (25.4%)
15 Clarion Commercial Hldg. Inc.                           0.0%           $   20.00         $   20.00            0.0%

---------------------------------------------------------------------------------------------------------------------------
          Average                                        (10.1%)                                                (6.1%)
          Median                                           0.0%                                                  0.0%
---------------------------------------------------------------------------------------------------------------------------

           1997 IPOs
16 Kilroy Realty Corporation                              10.6%           $   23.00         $   20.00           15.0%
17 Golf Trust of America                                  22.5%           $   21.00         $   20.00            5.0%
18 Conerstone Properties                                   0.0%           $   14.00         $   16.00          (12.5%)
19 Cornerstone Realty Income Trust                         0.0%           $   10.50         $   11.75          (10.6%)
20 Great Lakes REIT                                        0.0%           $   15.50         $   16.00           (3.1%)
21 Ocwen Asset Investment                                 20.0%           $   16.00         $   16.00            0.0%
22 Westfield America                                       0.0%           $   15.00         $   16.75          (10.4%)
23 Alexandria Real Estate Eqs                             (1.2%)          $   20.00         $   21.00           (4.8%)
24 Boston Properties                                       6.4%           $   25.00         $   25.00            0.0%
25 Equity Office Properties Trust                         66.7%           $   21.00         $   20.00            5.0%
26 CCA Prison Realty Trust                                 8.8%           $   21.00         $   20.00            5.0%
27 Pan Pacific Retail Properties                           6.1%           $   19.50         $   20.00           (2.5%)
28 SL Green Realty                                         8.4%           $   21.00         $   20.00            5.0%
29 Tower Realty Trust                                     19.0%           $   26.00         $   25.00            4.0%
30 Imperial Credit Com'l Mortgage                         20.0%           $   15.00         $   14.00            7.1%
31 American Residential Invst. Trust                      30.0%           $   15.00         $   15.00            0.0%
32 Prime Group Realty Trust                              (13.1%)          $   20.00         $   20.00            0.0%
33 Captec Net Lease Realty                               (29.4%)          $   18.00         $   15.00           20.0%
34 Entertainment Properties Trust                          0.7%           $   20.00         $   20.00            0.0%
35 AMB Property                                           16.7%           $   21.00         $   21.00            0.0%
36 Laser Mortgage Management                               0.0%           $   15.00         $   15.00            0.0%

------------------------------------------------------------------------------------------------------------------------
          Average                                          9.2%                                                  1.1%
          Median                                           6.4%                                                  0.0%
------------------------------------------------------------------------------------------------------------------------


           1998 IPOs                                  First Day                         Price as of
   Company                                             Close           IPO "Pop"          11/02/98         % Change
----------------------------------                     -----           ---------          --------         --------
 1 Resource Asset Investment                         $   15.00            0.0%           $   12.38          (17.5%)
 2 ElderTrust                                        $   18.56            3.1%           $   11.88          (34.0%)
 3 Cabot Industrial Trust                            $   22.50           12.5%           $   20.00            0.0%
 4 Capital Automotive REIT                           $   16.69           11.3%           $   13.91           (7.3%)
 5 United Investors Realty Trust                     $    9.75           (2.5%)          $    7.38          (26.3%)
 6 Anworth Mortgage Asset Corp.                      $    8.94           (0.7%)          $    4.13          (54.2%)
 7 Anthracite Mortgage Capital                       $   15.00            0.0%           $    6.00          (60.0%)
 8 Wilshire Real Estate Inv. Trust                   $   16.00            0.0%           $    3.00          (81.3%)
 9 Correctional Properties Trust                     $   23.00           15.0%           $   19.69           (1.6%)
10 Chastain Capital                                  $   15.00            0.0%           $    3.50          (76.7%)
11 LaSalle Hotel Properties                          $   17.75           (1.4%)          $   11.63          (35.4%)
12 Amresco Capital Trust                             $   14.63           (2.5%)          $    7.88          (47.5%)
13 Philips International Realty                      $   17.50            0.0%           $   14.50          (17.1%)
14 Equity One                                        $   10.75           (2.3%)          $    9.13          (17.0%)
15 Clarion Commercial Hldg. Inc.                     $   18.38           (8.1%)          $    4.25          (78.8%)

------------------------------------------------------------------------------------------------------------------------
          Average                                                         1.6%                              (37.0%)
          Median                                                          0.0%                              (34.0%)
------------------------------------------------------------------------------------------------------------------------

           1997 IPOs
16 Kilroy Realty Corporation                         $   25.25            9.8%           $   22.38           (2.7%)
17 Golf Trust of America                             $   23.25           10.7%           $   26.00           23.8%
18 Conerstone Properties                             $   14.50            3.6%           $   15.44           10.3%
19 Cornerstone Realty Income Trust                   $   10.50            0.0%           $   10.81            3.0%
20 Great Lakes REIT                                  $   16.00            3.2%           $   15.88            2.4%
21 Ocwen Asset Investment                            $   18.25           14.1%           $    4.56          (71.5%)
22 Westfield America                                 $   15.63            4.2%           $   17.31           15.4%
23 Alexandria Real Estate Eqs                        $   21.00            5.0%           $   27.69           38.4%
24 Boston Properties                                 $   26.75            7.0%           $   29.00           16.0%
25 Equity Office Properties Trust                    $   26.88           28.0%           $   24.63           17.3%
26 CCA Prison Realty Trust                           $   28.88           37.5%           $   23.00            9.5%
27 Pan Pacific Retail Properties                     $   20.31            4.2%           $   18.63           (4.5%)
28 SL Green Realty                                   $   25.00           19.0%           $   18.75          (10.7%)
29 Tower Realty Trust                                $   27.75            6.7%           $   17.50          (32.7%)
30 Imperial Credit Com'l Mortgage                    $   18.44           22.9%           $    8.63          (42.5%)
31 American Residential Invst. Trust                 $   15.13            0.8%           $    5.06          (66.3%)
32 Prime Group Realty Trust                          $   20.00            0.0%           $   16.38          (18.1%)
33 Captec Net Lease Realty                           $   17.00           (5.6%)          $   12.75          (29.2%)
34 Entertainment Properties Trust                    $   19.50           (2.5%)          $   16.25          (18.8%)
35 AMB Property                                      $   23.00            9.5%           $   22.63            7.7%
36 Laser Mortgage Management                         $   14.50           (3.3%)          $    5.75          (61.7%)

------------------------------------------------------------------------------------------------------------------------
          Average                                                           8.3%                             (10.2%)
          Median                                                            5.0%                             (2.7%)
------------------------------------------------------------------------------------------------------------------------


           1998 IPOs                                  1998 FFO       1998 FFO           1999 FFO        1999 FFO
   Company                                           Estimate(2)     Multiple          Estimate(2)      Multiple
----------------------------------                   -----------     --------          -----------      --------
 1 Resource Asset Investment                           $   1.99         6.2x             $   2.90         4.3x
 2 ElderTrust                                          $   1.70         7.0x             $   2.01         5.9x
 3 Cabot Industrial Trust                              $   1.80         11.1x            $   2.04         9.8x
 4 Capital Automotive REIT                             $   1.00         13.9x            $   1.65         8.4x
 5 United Investors Realty Trust                       $   1.02         7.2x             $   1.14         6.5x
 6 Anworth Mortgage Asset Corp.                        $   0.35         11.8x            $   0.40         10.3x
 7 Anthracite Mortgage Capital                         $   0.94         6.4x             $   1.21         5.0x
 8 Wilshire Real Estate Inv. Trust                     $   1.19         2.5x             $   2.47         1.2x
 9 Correctional Properties Trust                       $   1.11         17.7x            $   1.73         11.4x
10 Chastain Capital                                    $   0.67         5.2x             $   1.31         2.7x
11 LaSalle Hotel Properties                            $   2.14         5.4x             $   2.31         5.0x
12 Amresco Capital Trust                               $   0.67         11.8x            $   1.61         4.9x
13 Philips International Realty                        $   1.57         9.2x             $   1.95         7.4x
14 Equity One                                          $   1.13         8.1x             $   1.36         6.7x
15 Clarion Commercial Hldg. Inc.                           NA            NA              $   2.18         1.9x

--------------------------------------------------------------------------------------------------------------
          Average                                                       8.8x                              6.1x
          Median                                                        7.7x                              5.9x
--------------------------------------------------------------------------------------------------------------

           1997 IPOs
16 Kilroy Realty Corporation                           $   2.30         9.7x             $   2.50         9.0x
17 Golf Trust of America                               $   2.28         11.4x            $   2.61         10.0x
18 Conerstone Properties                               $   1.46         10.6x            $   1.57         9.8x
19 Cornerstone Realty Income Trust                     $   1.17         9.2x             $   1.26         8.6x
20 Great Lakes REIT                                    $   1.69         9.4x             $   1.86         8.5x
21 Ocwen Asset Investment                              $   1.33         3.4x             $   1.58         2.9x
22 Westfield America                                   $   1.62         10.7x            $   1.73         10.0x
23 Alexandria Real Estate Eqs                          $   2.36         11.7x            $   2.66         10.4x
24 Boston Properties                                   $   2.49         11.6x            $   2.88         10.1x
25 Equity Office Properties Trust                      $   2.28         10.8x            $   2.46         10.0x
26 CCA Prison Realty Trust                             $   2.25         10.2x            $   2.75         8.4x
27 Pan Pacific Retail Properties                       $   2.08         9.0x             $   2.27         8.2x
28 SL Green Realty                                     $   1.94         9.7x             $   2.24         8.4x
29 Tower Realty Trust                                  $   2.28         7.7x             $   2.45         7.1x
30 Imperial Credit Com'l Mortgage                      $   1.11         7.8x             $   1.25         6.9x
31 American Residential Invst. Trust                   $   0.50         10.1x            $   0.74         6.8x
32 Prime Group Realty Trust                            $   1.84         8.9x             $   2.14         7.7x
33 Captec Net Lease Realty                             $   1.84         6.9x             $   2.00         6.4x
34 Entertainment Properties Trust                      $   1.88         8.6x             $   2.20         7.4x
35 AMB Property                                        $   1.90         11.9x            $   2.10         10.8x
36 Laser Mortgage Management                           $   1.52         3.8x             $   2.00         2.9x

--------------------------------------------------------------------------------------------------------------
          Average                                                       9.2x                              8.1x
          Median                                                        9.7x                              8.4x
--------------------------------------------------------------------------------------------------------------


(1)   Filing price taken at mid-point of the filing range.

(2)   FFO estimates derived from First Call as of 11/2/98

CAPITAL MARKETS DISCUSSION

1998 FOLLOW-ON PERFORMANCE

Declining stock
prices limit the
ability to raise
additional
equity

     1998 Follow-Ons(1)                                                  Shares      Shares
   Company                                  Ticker     Offer Date        Filed       Offered    % Change     Offer Price
---------------------------------------     ------     ----------        -----       -------    --------     -----------
 1 Liberty Property Trust                     LRY        1/14/98           2.3         2.3         0.0%       $   27.75
 2 Public Storage                             PSA        1/15/98           2.9         2.9         0.0%       $   31.00
 3 Highwoods Properties                       HIW        1/21/98           1.5         1.5         0.0%       $   36.00
 4 Equity Residential Properties              EQR        1/22/98           4.0         4.0         0.0%       $   50.44
 5 CRIIMI MAE                                 CMM        1/22/98           2.1         2.1         0.0%       $   15.13
 6 Boston Properties                          BXP        1/26/98          15.0        20.0        33.3%       $   35.13
 7 Brandywine Realty Trust                    BDN        1/29/98          10.0        10.0         0.0%       $   24.00
 8 Cornerstone Properties                     CPP        2/2/98           16.3        12.5       (23.3%)      $   18.25
 9 Capstone Capital Corporation               CCT        2/3/98            5.0         5.0         0.0%       $   24.44
10 Sunstone Hotels                            SSI        2/5/98            4.5         4.5         0.0%       $   16.38
11 Chateau Properties                         CPJ        2/10/98           1.9         1.9         0.0%       $   30.69
12 Arden Realty                               ARI        2/12/98          20.0        20.0         0.0%       $   28.31
13 Mack Cali Realty Corp.                     CLI        2/19/98           2.5         2.5         0.0%       $   38.50
14 Post Properties                            PPS        2/26/98           3.0         3.5        16.7%       $   39.00
15 Merry Land & Investment                    MRY        3/10/98           3.0         3.0         0.0%       $   22.69
16 CRIIMI MAE                                 CMM        3/19/98           2.6         2.6         0.0%       $   15.31
17 Burnham Pacific Properties                 BPP        3/24/98           5.5         6.5        18.2%       $   14.13
18 Colonial Properties Trust                  CLP        4/21/98           3.0         3.0         0.0%       $   30.13
19 Corporate Office Properties                OFC        4/22/98           7.5         7.5         0.0%       $   10.50
20 Arden Realty                               ARI        4/27/98           1.1         1.1         0.0%       $   28.38
21 SL Green Realty                            SLG        5/12/98          10.0        10.0         0.0%       $   22.25
22 Pan Pacific Retail Properties              PNP        5/12/98           2.0         2.0         0.0%       $   21.13
23 Health & Retirement  Property Trust        HRP        5/27/98          25.0        25.0         0.0%       $   18.88
24 Home Properties of New York                HME        6/15/98           4.5         2.0       (55.6%)      $   25.13
25 Malan Realty Investors                     MAL        6/23/98           1.5         1.5         0.0%       $   17.76
26 Resource Asset Investment                  RAS        6/24/98           2.8         2.8         0.0%       $   15.75

-------------------------------------------------------------------------------------------------------------------------
              Average                                                                             (0.4%)
              Median                                                                               0.0%
-------------------------------------------------------------------------------------------------------------------------


     1998 Follow-Ons (1)                      Filing   % Change from   Price as of
   Company                                    Price    Filing Price     10/15/98     % Change
---------------------------------------       -----    ------------     --------     --------
 1 Liberty Property Trust                  $   28.44       (2.4%)      $   22.38      (19.8%)
 2 Public Storage                          $   27.63       12.2%       $   25.38      (16.7%)
 3 Highwoods Properties                    $   36.81       (2.2%)      $   25.81      (26.0%)
 4 Equity Residential Properties           $   50.94       (1.0%)      $   41.63      (16.4%)
 5 CRIIMI MAE                              $   15.00        0.9%       $    1.31      (91.3%)
 6 Boston Properties                       $   33.19        5.8%       $   28.69      (14.6%)
 7 Brandywine Realty Trust                 $   26.38       (9.0%)      $   16.63      (27.3%)
 8 Cornerstone Properties                  $   19.06       (4.2%)      $   15.06      (16.1%)
 9 Capstone Capital Corporation            $   24.19        1.0%       $   20.06      (99.8%)
10 Sunstone Hotels                         $   16.94       (3.3%)      $    8.50      (46.6%)
11 Chateau Properties                      $   31.75       (3.3%)      $   28.31       (7.5%)
12 Arden Realty                            $   28.50       (0.7%)      $   21.38      (24.1%)
13 Mack Cali Realty Corp.                  $   38.50        0.0%       $   29.38      (20.0%)
14 Post Properties                         $   39.25       (0.6%)      $   38.25        1.4%
15 Merry Land & Investment                 $   23.38       (3.0%)      $   21.94       (1.4%)
16 CRIIMI MAE                              $   15.31        0.0%       $    1.31      (91.4%)
17 Burnham Pacific Properties              $   14.06        0.5%       $   12.94       (7.1%)
18 Colonial Properties Trust               $   31.88       (5.5%)      $   25.88      (13.7%)
19 Corporate Office Properties             $   11.75      (10.6%)      $    7.50      (28.6%)
20 Arden Realty                            $   27.94        1.6%       $   21.38      (24.2%)
21 SL Green Realty                         $   23.56       (5.6%)      $   18.44      (16.3%)
22 Pan Pacific Retail Properties           $   21.88       (3.4%)      $   18.94      (11.3%)
23 Health & Retirement  Property Trust     $   20.19       (6.5%)      $   16.25      (11.9%)
24 Home Properties of New York             $   26.81       (6.3%)      $   25.38        1.2%
25 Malan Realty Investors                  $   17.63        0.7%       $   15.38      (13.8%)
26 Resource Asset Investment               $   18.75      (16.0%)      $   10.38      (32.5%)

------------------------------------------------------------------------------------------------
              Average                                       (2.3%)                    (26.0%)
              Median                                        (2.3%)                    (16.5%)
------------------------------------------------------------------------------------------------


     1998 Follow-Ons (1)                    1998 FFO      1998 FFO    1999 FFO     1999 FFO
   Company                                 Estimate(2)   Multiple    Estimate(2)   Multiple
---------------------------------------    ------------  --------    ------------  --------
 1 Liberty Property Trust                    $   2.53     8.8x         $   2.78     8.0x
 2 Public Storage                            $   2.23     11.6x        $   2.72     9.5x
 3 Highwoods Properties                      $   3.24     8.2x         $   3.64     7.3x
 4 Equity Residential Properties             $   4.05     10.4x        $   4.47     9.4x
 5 CRIIMI MAE                                $   1.61     0.8x         $   1.91     0.7x
 6 Boston Properties                         $   2.50     12.0x        $   2.94     10.2x
 7 Brandywine Realty Trust                   $   2.16     8.1x         $   2.43     7.2x
 8 Cornerstone Properties                    $   1.45     10.6x        $   1.58     9.7x
 9 Capstone Capital Corporation              $   2.16     0.0x         $   2.29     0.0x
10 Sunstone Hotels                           $   1.61     5.4x         $   1.81     4.8x
11 Chateau Properties                        $   2.27     12.5x        $   2.50     11.4x
12 Arden Realty                              $   2.38     9.0x         $   2.66     8.1x
13 Mack Cali Realty Corp.                    $   3.07     10.0x        $   3.47     8.9x
14 Post Properties                           $   3.35     11.8x        $   3.67     10.8x
15 Merry Land & Investment                   $   2.18     10.3x        $   2.35     9.5x
16 CRIIMI MAE                                $   1.61     0.8x         $   1.91     0.7x
17 Burnham Pacific Properties                $   1.40     9.4x         $   1.56     8.4x
18 Colonial Properties Trust                 $   2.96     8.8x         $   3.25     8.0x
19 Corporate Office Properties               $   0.83     9.0x         $   1.34     5.6x
20 Arden Realty                              $   2.38     9.0x         $   2.66     8.1x
21 SL Green Realty                           $   1.94     9.6x         $   2.24     8.3x
22 Pan Pacific Retail Properties             $   2.06     9.1x         $   2.26     8.3x
23 Health & Retirement  Property Trust       $   1.75     9.5x         $   1.86     8.9x
24 Home Properties of New York               $   2.43     10.5x        $   2.72     9.4x
25 Malan Realty Investors                    $   1.75     8.8x         $   1.91     8.0x
26 Resource Asset Investment                 $   2.01     5.3x         $   2.90     3.7x

----------------------------------------------------------------------------------------
              Average                                     8.4x                      7.4x
              Median                                      9.1x                      8.2x
----------------------------------------------------------------------------------------


(1)   Offering information derived from Securities Data Corporation.

(2)   FFO estimates derived from First Call as of 8/5/98

CAPITAL MARKETS DISCUSSION
CURRENT REIT INVESTMENT ENVIRONMENT


Since many public REITs are trading at a discount to NAV, they no longer have the competitive advantage of a highly valued stock to use as an acquisition currency


           [GRAPH - INFORMATION IS SET FORTH BELOW IN TABULAR FORMAT]

Industrial                        8.7%
Shopping Centers                  6.2%
Multifamily                       1.6%
Self Storage                      1.0%
Office                            (2.0%)
Lodging                           (32.2%)